UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

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Filed by a Party other than the Registrant  ☐

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☐  Definitive Proxy Statement
☐  Definitive Additional Materials
☐  Soliciting Material Pursuant to Sec.240.14a-11(c) or Sec.240.14a-12

China Precision Steel, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD NOVEMBER 12, 2007

TO THE STOCKHOLDERS OF CHINA PRECISION STEEL, INC.:

The annual meeting of the stockholders of China Precision Steel, Inc., a Colorado corporation, (the “Company”) will be held at 10:30 AM on November 12, 2007 at the offices of Kirkpatrick & Lockhart Preston Gates Ellis LLP, 599 Lexington Avenue, New York, New York 10022-6030, for the following purposes:

1.	To elect a board of directors for the Company;

2.	To ratify the appointment of Murrell, Hall, McIntosh & Co., PLLP, Certified Public Accountants, as the Company’s registered independent public accounting firm for the fiscal year ending June 30, 2008;

3.
To approve a change in the state of incorporation from Colorado to Delaware by approving and adopting an Agreement and Plan of Merger providing for the merger of our Company into its wholly-owned subsidiary, China Precision Steel, Inc., a Delaware corporation; and

4.
To authorize the issuance of an undetermined number of shares of Company Common Stock, shares of preferred stock convertible into Company Common Stock or warrants to purchase Company Common Stock, in an aggregate amount of up to 11,213,443 shares of Common Stock, in connection with capital raising activities over the next 12 months and prior to the next annual meeting of the Company’s Stockholders, at a price to be determined by the Company’s Board of Directors.

and to transact such other business as may properly come before the meeting or any postponement or adjournment thereof.

THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS THAT YOU VOTE FOR EACH OF THE NOMINEES TO THE BOARD OF DIRECTORS AND RECOMMENDS THAT YOU VOTE “FOR” APPROVAL OF EACH OTHER ITEM LISTED ON THIS NOTICE OF ANNUAL MEETING OF STOCKHOLDERS.

Stockholders of record at the close of business on September 28, 2007, are the only persons entitled to notice of and to vote at the meeting.

Your attention is directed to the attached Proxy Statement and Proxy Card. WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE ANNUAL MEETING, PLEASE FILL IN THE PROXY CARD INFORMATION COMPLETELY. THEN PLEASE SIGN, DATE AND MAIL THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE (AND INCLUDE YOUR E-MAIL ADDRESS) IN ORDER TO SAVE THE COMPANY FURTHER SOLICITATION EXPENSE. If you are present at the meeting, you may then revoke your proxy and vote in person, as explained in the Proxy Statement in the section entitled “ANNUAL MEETING OF STOCKHOLDERS - November 12, 2007.” A return envelope is enclosed for your convenience.

By order of the Board of Directors

Leada Tak Tai Li, Secretary

________________________________________

PROXY STATEMENT

________________________________________

CHINA PRECISON STEEL, INC.
8th Floor, Teda Building
87 Wing Lok Street
Sheung Wan, Hong Kong, People’s Republic of China

ANNUAL MEETING OF STOCKHOLDERS - NOVEMBER 12, 2007

Our board of directors is soliciting your proxy, on the enclosed form of proxy card, in connection with the annual meeting of stockholders of China Precision Steel, Inc., a Colorado corporation (the “Company” or “CPSL”), to be held on November 12, 2007 at 10:30 AM at the offices of Kirkpatrick & Lockhart Preston Gates Ellis LLP, 599 Lexington Avenue, New York, New York 10022-6030, and any postponements or adjournments thereof. The Company will pay the cost of solicitation, including the cost of preparing and mailing the Notice of Stockholders’ Meeting and this proxy statement. This proxy statement contains information about the matters to be considered at the meeting or any postponements or adjournments thereof, and is being made, together with a copy of our annual report on Form 10-K for the fiscal year ended June 30, 2007, on approximately October 15, 2007. Our employees may, without cost to us, solicit proxies for our management by means of mail, telephone or personal calls.

ABOUT THE MEETING

What is being considered at the meeting?

You will be voting on the following proposals:

1.	To elect a board of directors for the Company;

2.	To ratify the appointment of Murrell, Hall, McIntosh & Co., PLLP, Certified Public Accountants, as the Company’s registered independent public accounting firm for the fiscal year ending June 30, 2008;

3.
To approve a change in the state of incorporation from Colorado to Delaware by approving and adopting an Agreement and Plan of Merger providing for the merger of our Company into its wholly-owned subsidiary, China Precision Steel, Inc., a Delaware corporation;

4.
To authorize the issuance of an undetermined number of shares of Company Common Stock, shares of preferred stock convertible into Company Common Stock or warrants to purchase Company Common Stock, in an aggregate amount of up to 11,213,443 shares of Common Stock, in connection with capital raising activities over the next 12 months and prior to the next annual meeting of the Company’s Stockholders, at a price to be determined by the Company’s Board of Directors; and

5.	To transact such other business as may properly come before the meeting or any postponement or adjournment thereof.

Who is soliciting your proxy?

    Your proxy is being solicited by our board of directors.

Who is entitled to vote at the meeting?

You may vote if you owned stock as of the close of business on September 28, 2007, which is the record date for determining who is eligible to vote at the annual meeting or any postponements or adjournments thereof. Each share of common stock is entitled to one vote.

How do I vote?

You can vote either by attending the meeting and voting at the meeting or by completing, signing and returning the enclosed proxy card.

  Can I revoke my vote?

Yes, a proxy may be revoked before the meeting by giving written notice of revocation to our corporate secretary, or may be revoked at the meeting before voting (or by actually voting in person, which will automatically revoke the proxy). Unless revoked, properly executed proxy cards will be voted as indicated on the proxy cards. If your stock is held in a brokerage account, you must provide your broker with instructions as to any changes in the voting instructions which you previously provided to your broker.

What if matters not discussed in the proxy statement come up at the annual meeting?

Should any other matters come before the meeting, it is the intention of the persons named as proxy holders in the enclosed form of proxy card to act upon them according to their best judgment. In instances where choices are specified by the stockholders in a signed proxy card, those proxies will be voted, or the vote will be withheld in accordance with each stockholder’s choice.

What if I sign and return my proxy card but I do not include voting instructions?

If you sign your proxy card and return it to us but you do not include voting instructions as to any proposal, your proxy will be voted FOR any such proposal.

What does it mean if I receive more than one proxy card?

It means that you have multiple accounts with brokers and/or our transfer agent. Please vote all of these shares. We recommend that you contact your broker and/or our transfer agent to consolidate as many accounts as possible under the same name and address. Our transfer agent is Corporate Stock Transfer, Inc., 3200 Cherry Creek Dr. South, Suite 430, Denver, CO 80209; telephone: (303) 282-4800; proxy fax: (303) 777-3094.

Will my shares be voted if I do not provide my proxy?

An “abstention” on any proposal will be counted as present for purposes of determining whether a quorum of shares is present at the meeting with respect to the proposal on which the abstention is noted, but will have the same practical effect as a vote “against” such proposal.

If you hold your stock in a brokerage account, you may give your broker instructions as to how your shares are to be voted with regard to the proposals discussed in this proxy statement. Brokers who hold shares in street name have discretionary authority to vote on certain “routine” items even if they have not received instructions from the persons entitled to vote such shares. However, brokers do not have authority to vote on “nonroutine” items without such instructions.

For matters requiring the affirmative vote of a plurality of the shares of Common Stock present or represented at the Annual Meeting, such as Proposal 1, “broker non-votes” (shares held by brokers or nominees as to which they have no discretionary power to vote on a particular matter and have received no instructions from the persons entitled to vote such shares) would have no effect on the outcome of the vote. For matters requiring the affirmative vote of a majority of the shares of Common Stock present or represented at the Annual Meeting and entitled to vote, such as Proposals 2, 3 and 4, broker non-votes would not be counted as among the shares entitled to vote with respect to such matters. Thus, the effect of any broker non-votes with respect to such matters would be to reduce the number of affirmative votes required to approve the proposals and the number of negative votes required to block such approval.

If you hold your shares directly in your own name, they will not be voted if you neither sign and deliver a proxy nor attend and vote at the meeting.

How many votes must be present to hold the meeting?

In order for us to conduct our meeting, we must have a quorum. We will have a quorum, and be able to conduct the meeting, if a majority of our outstanding shares as of September 28, 2007, are present or represented at the meeting. Your shares will be counted as being present at the meeting if you attend the meeting or if you properly return a proxy by mail or if you give your broker voting instructions and the broker votes your shares. Broker non-votes are counted as present and entitled to vote for purposes of determining whether a quorum is present but are not considered entitled to vote on any nonroutine matter to be acted upon.

On September 13, 2007, we had 37,378,143 shares of common stock issued and outstanding and no preferred stock. Mr. Wo Hing Li, our Chairman and Chief Executive Officer owns 22,145,110 shares of common stock, representing 59.2% of the outstanding common stock of the Company. Mr. Li's votes are expected to be present or represented at the meeting.

What happens if a quorum isn’t present to hold a meeting?

In the event that proxies, which are sufficient in number to constitute a quorum, are not received by November 12, 2007, or for other good reason, we may propose one or more adjournments of the meeting to permit further solicitation of proxies. Such adjournments will require the affirmative vote of the holders of a majority of the shares present in person or by proxy at the meeting. The persons named as proxy holders will vote in favor of such adjournment. As noted above, we expect there to be a quorum at the meeting.

What vote is required to approve the matters being brought before the meeting?

The vote required for the election of directors is a plurality of the shares of Common Stock present or represented by proxy at the meeting and entitled to vote thereon, provided a quorum is present. The vote required for the approval of other proposals to be acted upon at the Annual Meeting is the affirmative vote of a majority of the shares entitled to vote on the matter and present or represented by proxy at the meeting, provided a quorum is present. Mr. Wo Hing Li, our Chairman and Chief Executive Officer owns 22,145,110 shares of common stock, representing 59.2% of the outstanding common stock of the Company. Mr. Li intends to vote in favor of all of the proposals contained in this proxy statement.

Are there any cumulative voting rights for the proposal to elect particular directors?

No, voting for the election of directors is not cumulative, which means that the holders of a majority of the Company’s outstanding shares have the power to elect the entire board of directors.

Are there any dissenters’ or appraisal rights for those who vote against any of the proposals?

No, none of the matters to be presented and acted upon at the Annual Meeting will entitle any stockholder to appraisal or dissenters’ rights pursuant to Colorado law.

Who is paying the cost of the meeting?

The proxies being solicited hereby are being solicited by our Company. The Company will bear the entire cost of solicitation of proxies, including preparation, assembly, printing and mailing of this Proxy Statement, the Proxy card and any additional information furnished to stockholders. Copies of solicitation materials will be furnished to banks, brokerage houses, fiduciaries and custodians holding in their names shares of common stock beneficially owned by others to forward to such beneficial owners. Our officers and regular employees may, but without compensation other than their regular compensation, solicit proxies by further mailing or personal conversations, or by telephone, telex, facsimile or electronic means. We will, upon request, reimburse brokerage firms and others for their reasonable expenses in forwarding solicitation material to the beneficial owners of stock.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

As of the Record Date, the following persons were known to the Company to be beneficial owners of more than five percent of the Company’s Common Stock.

Title of Class of Stock	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership (1)		Percent of Class
Common	Wo Hing Li 123 Laodong Road Xuhang Town Jiading District, Shanghai 201809	22,145,110	(2)	59.2%

Common	Hung Wan Suite C, 20/F Neich Tower 128 Gloucester Road Hong Kong	4,286,335	(3)	11.2%

Common	Belmont Capital Group Limited Suite C, 20/F Neich Tower 128 Gloucester Road Wan Chai, Hong Kong	2,787,720	(4)	7.3%

(1)	Unless otherwise designated, the shares set forth in this table are shares of the Company’s, as known to management, over which the beneficial owner has sole voting and investment power.

(2)	As reported on the beneficial owner’s Form 4 filed with the Securities and Exchange Commission (the “SEC”) on May 21, 2007.

(3)
Includes 2,787,720 shares beneficially owned by Belmont Capital Group Limited, of which 983,363 consist of the right to acquire 983,363 shares of the Company’s common stock pursuant to warrants to purchase Common Stock, and 1,498,615 shares of Common Stock beneficially owned by Advanz Capital, Inc., as disclosed on the beneficial owner’s Form 4 filed with the SEC on July 13, 2007.

(4)	Includes the right to acquire up to 983,363 shares of the Company’s common stock pursuant to warrants to purchase common stock, as disclosed on the beneficial owner’s Schedule 13D dated July 10, 2007.

SECURITY OWNERSHIP OF MANAGEMENT

As of the Record Date, the following directors, nominees for the membership on the board of directors and named executive officers, as defined in Item 402(a)(3) of Regulation S-K, were beneficial owners of the Company’s securities in the amounts listed opposite their respective names.

DIRECTORS AND NOMINEES

Title of Class of Stock	Name of Beneficial Owner	Amount and Nature of Beneficial Ownership (1)	Percent of Class
Common	Wo Hing Li	22,145,110	59.2%
Common	Hai Sheng Chen	0	0%
Common	Che Kin Lui	0	0%
Common	Tung Kuen Tsui	0	0%
Common	David Peter Wong	0	0%

(1)	Unless otherwise designated, the shares set forth in the table above are shares, as known to management, over which the nominee or director has sole voting and investment power.

NAMED EXECUTIVE OFFICERS

Title of Class of Stock	Name of Beneficial Owner	Title of Beneficial Owner	Amount and Nature of Beneficial Ownership (1)	Percent of Class
Common	Wo Hing Li	Principal Executive Officer	22,145,110	59.2%
Common	Leada Tak Tai Li	Principal Financial Officer	1,268,150	3.4%

(1)	Unless otherwise designated, the shares set forth in the table above are shares, as known to management, over which the executive officer has sole voting and investment power.

AGGREGATE SECURITY OWNERSHIP OF MANAGEMENT

Title of Class of Stock	Name of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class
Common	Directors and Executive Officers	23,413,260	62.6%

CHANGE IN CONTROL

Pursuant to a transaction described in Item 5.01 of the Company’s Current Report on Form 8-K, filed with the SEC on January 4, 2007, and incorporated herein by reference, Wo Hing Li became the beneficial owner of more than fifty percent of the issued and outstanding Common Stock of the Company. Wo Hing Li beneficially owns, as of September 28, 2007, 22,145,110 shares of the Company’s Common Stock or 59.2% of the issued and outstanding Common Stock of the Company as of such date.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires directors, executive officers and stockholders who own more than ten percent of the outstanding Common Stock of the Company to file with the SEC and NASDAQ reports of ownership and changes in ownership of voting securities of the Company and to furnish copies of such reports to us.

Based solely on a review of the copies of such forms received by the Company, we believe that with respect to the year ended June 30, 2007, the Company’s directors, officers and more than ten-percent stockholders timely filed all such required forms.

PROPOSAL 1

ELECTION OF DIRECTORS

Proxy cards, in the enclosed form, which are duly signed and returned will be voted for the election of the five (5) persons named below as directors for the Company unless such authority has been withheld in the respective proxy. The term of office of each person elected to our board of directors will be until the next annual meeting of the stockholders and until his or her successor is duly elected. Each of our current directors is a nominee for director.

The Company’s directors and executive officers as of September 28, 2007 are as follows:

Name	Age	Position with the Company	Term as Director of Company	Arrangements for Selection as Director
Wo Hing Li (1)	61	Director, Chief Executive Officer, President	December 28, 2006-present	None.
Tung Kuen Tsui	62	Director	December 28, 2006-present	None.
David Peter Wong	51	Director	December 28, 2006-present	None.
Che Kin Lui	45	Director	December 28, 2006-present	None.
Hai Sheng Chen	44	Director, Vice-President	December 28, 2006-present	None.
Leada Tak Tai Li	27	Chief Financial Officer	December 28, 2006-present	None.
(1) Wo Hing Li is the father of Leada Tak Tai Li, the Company’s Chief Financial Officer.

Name	Position with the Company and Principal Occupations
Wo Hing Li
Mr. Wo Hing Li has been the Executive Director and President of the Company since December 28, 2006. In addition, he has been the Chairman and Executive Director of Partner Success Holdings Limited (“PSHL”), a British Virgin Islands Business Company and wholly-owned subsidiary of CPSL, and its subsidiaries since May 2002 and the Executive Director of Shanghai Chengtong Precision Strip Company Limited (“Chengtong”), a wholly-owned subsidiary of PSHL, since June 2004. From April 2004 until March 2006, Mr. Li served as a Non-Executive Director of China Petrotech Holdings Limited, an oil software and exploration company listed on the Singapore Stock Exchange. Since October 2001, Mr. Li has served as a director of Medical China Limited, a company listed on the GEM Board of the Hong Kong Stock Exchange. From 1997 to 2001, Mr. Li served as a director of Teda (HK) Holdings Limited. Mr. Li served in various positions within the Grand Finance Group between 1984 and 1997, serving the last seven years as the General Manager of its subsidiary, Grand International (China) Investment Holding Co., Limited. Mr. Li has a Master’s Degree in Business Administration from the Murdoch University of Australia, and a PhD in Management through a program co-organized by the University of International Business & Economics of China and the European University of Ireland.

Tung Kuen Tsui
Tung Kuen Tsui has been retired since 1998. From 1995 to 1998, Mr. Tsui served as a Senior Credit Controller for PricewaterhouseCoopers. Prior to working as the Senior Credit Controller, Mr. Tsui held a variety of positions with PricewaterhouseCoopers since 1971, including Senior Manager, Information Systems. Mr. Tsui has a Master of Business Administration from the University of Macau. Mr. Tsui graduated as an Associate Member of Chartered Institute of Secretaries and Administrators in the United Kingdom.

David Peter Wong
David Peter Wong is the Chief Financial Officer of Private Wealth Partners, LLC, an SEC-registered investment adviser based in California, and has been since November 2005. Mr. Wong served as the Corporate Controller for H&Q Asia Pacific, an Asian private equity firm from November 2002 to October 2005. Mr. Wong was the Corporate Controller of Hellman & Friedman, a private equity firm from January 2002 to September 2002. Mr. Wong is a U.K. Chartered Accountant with six years of public accounting experience with Ernst & Young in London and PriceWaterhouseCoopers in Hong Kong. Mr. Wong has a Bachelor of Arts degree in Economics and Geography from the University of Leeds in the United Kingdom.

Che Kin Lui
Che Kin Lui has been the Chief Financial Officer of China Petrotech Holdings Limited, an oil software and exploration company listed on the Singapore Stock Exchange, since April 2007. Mr. Lui served as a consultant for Synthesis Consultancy Limited from July 2002 until March 2007. From June 1999 to July 2002, Mr. Lui served as a manager for MVP (HK) Industries Limited, a company engaged in manufacturing household tools. Mr. Lui has a Master’s Degree in Business Administration from the University of Ballarat, Australia, and a degree in Business Administration from Hong Kong Shue Yan College.

Hai Sheng Chen
Mr. Hai Sheng Chen is an Executive Director and General Manager of the Company. Mr. Chen has been the General Manager and an Executive Director of Chengtong since its formation in July 2002 as well as an Executive Director of Shanghai Tuorong Precision Strip Company, Limited since June 2001. From July 2001 to July 2002, Mr. Chen was the Managing Director of Shanghai Krupp Stainless Steel Co. Limited, a steel processing company. From August 1999 to May 2001, Mr. Chen was the Deputy General Manager of PuDong Steel Co. Limited, a subsidiary of the BaoSteel Group, a steel processing company. Mr. Chen has an Executive Master’s Degree in Business Administration from China Europe International Business School and a Bachelors Degree in Metallic Pressure Processing from the Beijing University of Science and Technologies.

Leada Tak Tai Li
Ms. Leada Tak Tai Li has been the Chief Financial Officer of the Company since December 28, 2006. From October 2005 until December 28, 2006, Ms. Li was the Chief Financial Officer of PSHL. From June 2004 until October 2005, Ms. Li was an assistant to the Chairman of STAR Pharmaceutical Limited, a company engaged in the production and sales of pharmaceuticals, assisting with group activities and financial reporting. From November 2003 until May 2004, Ms. Li was an accountant with KPMG Hong Kong, a company engaged in audit, assurances and consulting services, conducting commercial due diligence on businesses in China. From January 2002 until September 2002, Ms. Li was an investment advisor conducting research and analysis with the private equity firm Suez Asia Holdings (Hong Kong) Ltd. In 2003, Ms. Li received her Master’s Degree in Accounting and Finance from Napier University in the U.K.; she received a Bachelors Degree in Commerce from the University of Melbourne in 2001.

Required Vote

At the Annual Meeting, five directors are to be elected, by plurality vote or at least 18,689,072 of the 37,378,143 shares of the Company’s common stock that are issued and outstanding. We ask that you sign and return the enclosed proxy card to give the named proxy holders the right to vote for the five nominees identified in this Proxy Statement.

Each of the nominees for director has agreed to serve as a director of the Company until his replacement is elected. If any unforeseen event prevents one or more of the nominees from serving as a director, your votes will be cast for the election of a substitute or substitutes selected by the board. In no event, however, can the proxies be voted for a greater number of persons than the number of nominees named. Unless otherwise instructed, the proxy holders will vote for the election of each nominee to serve as a director of the Company.

OUR BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE ELECTION OF EACH OF THE
NOMINEES TO THE BOARD OF DIRECTORS OF THE COMPANY.

CORPORATE GOVERANCE

Meetings of the Board and Committees. Our board of directors (the “Board”) took action eight (8) times during the last fiscal year, with five (5) being at regular or special meetings attended by the members of the Board either personally or telephonically.  There were three (3) unanimous written consents in the year ending June 30, 2007. The Board of Directors of the Company also operates through standing Nominating and Governance, Audit, and Compensation Committees. Each current director attended, in the last fiscal year, at least 75% of the meetings of the Board, and the committee meetings of the committees of which he was a member.

The Board of Directors has determined that the members of the Audit Committee, Compensation Committee, and the Nominating and Corporate Governance Committee are “independent” as required by applicable laws and regulations, and the National Association of Securities Dealers listing standards.

Nominations and Governance Committee. Our Nominations and Governance Committee is comprised of Tung Kuen Tsui, Che Kin Lui and David Peter Wong. Each member of the Nominations and Governance Committee is independent within the meaning of the listing standards of The NASDAQ Stock Market and SEC rules. The committee is required to maintain two or three members. Our Nominations and Governance Committee took action two times during the last fiscal year, at a regular meeting attended by all of the members of the committee either personally or telephonically. On June 22, 2007, the Board adopted and approved a charter for the Nominations and Governance Committee, which is available via our website at http://www.chinaprecisionsteelinc.com.

The Nominations and Governance Committee has the responsibility to identify, evaluate, recruit, and recommend qualified candidates to our board of directors for nomination or election. Each of the director nominees included in our proxy statements is recommended by the Nominations and Governance Committee. In addition, it is the responsibility of the committee to make recommendations to the Board regarding the size and composition of the board of directors or any committee thereof, identify individuals believed to be qualified to become Board members or fill vacancies on committees of the Board, consistent with criteria approved by the Board, and to select, or recommend to the Board, the nominees to stand for election as directors at the annual meeting of stockholders, monitor our performance in meeting our obligations of fairness in internal and external matters and our principles of corporate governance, and such other matters that are specifically delegated to the committee by our board of directors from time to time or which are otherwise included in the committee’s charter.

The Board has an objective that its membership be composed of experienced and dedicated individuals with diversity of backgrounds, perspectives, and skills relevant to our business. The Nominations and Governance Committee selects candidates for director based on their character, judgment, diversity of experience relevant to our business, business acumen, and ability to act on behalf of all stockholders. Each director nominee is selected by the nominating and corporate governance committee based on his/her experience in management or accounting and finance, or industry and technology knowledge, personal and professional ethics, and the willingness and ability to devote sufficient time to effectively carry out his/her duties as a director.

Any stockholder who desires to recommend a nominee for director must submit a letter, addressed to the Corporate Secretary, CHINA PRECISION STEEL, INC., 8th Floor, Teda Building, 87 Wing Lok Street, Sheung Wan, Hong Kong, People’s Republic of China, which is clearly identified as a “Director Nominee Recommendation.” All recommendation letters must identify the author as a stockholder and provide a brief summary of the candidate’s qualifications, as well as contact information for both the candidate and the stockholder, to enable the committee to contact the nominee for additional information to evaluate the person’s qualifications. Any such nominee will be required to meet the criteria established by the committee and may be interviewed by at least one member of the committee. If the nominee is found to be eligible during the initial interview, the nominee will then be invited to meet with the full committee or the Board for further evaluation. The committee will consider all proposed nominees whose names are submitted in accordance with the above-stated requirements. We have never received a stockholder nominee for director, but if we do, we would evaluate him or her based on the same standards used for other candidates.

Audit Committee. We have a standing audit committee comprised of Tung Kuen Tsui, Che Kin Lui and David Peter Wong, all of whom are independent within the meaning of the listing standards of The NASDAQ Stock Market and Securities Exchange Act Rule 10A-3. Each Audit Committee member meets the NASDAQ’s financial literacy requirements. The Board has named Mr. David Peter Wong, who meets the NASDAQ’s professional experience requirements, as its audit committee financial expert as such term is defined in Item 401(h) of Regulation S-K promulgated by the SEC. Mr. Wong’s professional experience is detailed above. On June 22, 2007, the Board of Directors adopted and approved a charter for the Audit Committee, which is available via our website at http://www.chinaprecisionsteelinc.com. The purpose of the Audit Committee is to oversee the accounting and financial reporting processes of the Company and the audits of the financial statements of the Company. The primary function of the Audit Committee is to oversee the Board by reviewing the financial information that will be provided to the stockholders and others, the preparation of our internal financial statements, and our audit and financial reporting process, including internal control over financial reporting. In addition, our audit committee is responsible for maintaining free and open lines of communication among the committee, the independent auditors and management. Our audit committee consults with our management and independent auditors before the presentation of financial statements to stockholders and, as appropriate, initiates inquiries into various aspects of our financial affairs. The committee is also responsible for considering, appointing, and establishing fee arrangements with our independent auditors and, if necessary, dismissing them. It is not responsible for preparing our financial statements or for planning or conducting the audits. Our audit committee took action one time during the last fiscal year at a regular meeting attended by all of the members of the committee either personally or telephonically.

Compensation Committee. We have a standing compensation committee comprised of Tung Kuen Tsui, Che Kin Lui and David Peter Wong. Each member of the compensation committee is independent within the meaning of the listing standards of The NASDAQ Stock Market and SEC rules. On June 22, 2007, the Board of Directors adopted and approved a charter for the Compensation Committee, which is available via our website at http://www.chinaprecisionsteelinc.com. The compensation committee is responsible for: (a) reviewing the Company’s compensation programs to determine that they effectively and appropriately motivate performance that is consistent with the Company’s business goals and tie executives’ financial interests to those of the stockholders; (b) assure that the Chief Executive Officer’s annual objectives are consistent with the Company’s business goals, are explicit, and that performance against these objectives is reviewed annually; (c) define, oversee and ensure that the Company develops and maintains a program of management succession planning, particularly with respect to the position of Chief Executive Officer; and (d) such other matters as are specifically delegated to the compensation committee by our board of directors from time to time or which are otherwise included in the committee’s charter. According to the charter of the Compensation Committee, the Chief Executive Officer shall be an advisor to the committee and may be delegated such responsibilities as the committee deems appropriate. In addition, the committee may, in its discretion, delegate all or a portion of its duties and responsibilities to a subcommittee of the Compensation Committee. The committee also has the authority to select, retain, terminate, and approve the fees and other retention terms of special counsel or other experts or consultants, as it deems appropriate, without seeking approval of the Board or management. With respect to consultants or search firms used to identify director candidates, this authority is vested solely in the committee.

Our compensation committee took action one time during the last fiscal year, at a regular meeting attended by all of the members of the committee either personally or telephonically.

Stockholder Communication With The Board of Directors. Stockholders may communicate with the Board, including non-management directors, by sending a letter to our board of directors, c/o Corporate Secretary, CHINA PRECISON STEEL, INC., 8th Floor, Teda Building, 87 Wing Lok Street, Sheung Wan, Hong Kong, People’s Republic of China for submission to the board or committee or to any specific director to whom the correspondence is directed. Stockholders communicating through this means should include with the correspondence evidence, such as documentation from a brokerage firm, that the sender is a current record or beneficial stockholder of the Company. All communications received as set forth above will be opened by the Corporate Secretary or his designee for the sole purpose of determining whether the contents contain a message to one or more of our directors. Any contents that are not advertising materials, promotions of a product or service, patently offensive materials or matters deemed, using reasonable judgment, inappropriate for the Board will be forwarded promptly to the chairman of the Board, the appropriate committee or the specific director, as applicable.

Independence of Directors. Our Board has determined that the majority of the Board is comprised of “independent directors” within the meaning of applicable NASDAQ listing standards relating to Board composition and Section 301 of the Sarbanes-Oxley Act of 2002. Our independent directors are: Mr. Tsui, Mr. Wong and Mr. Lui. Our Chairman, Mr. Li, is the father of Ms. Leada Tak Tai Li, the Company’s Chief Financial Officer.

Company Code of Conduct And Ethics. The Board has adopted a Code of Conduct and Ethics that applies to the Company’s directors, officers and employees. A copy of this policy is available via our website at http://www.chinaprecisionsteelinc.com.

COMPENSATION DISCUSSION AND ANALYSIS

Overview
The compensation of the Company’s executive officers is determined by the Compensation Committee of the Board (referred to in this section entitled “Compensation Discussion and Analysis” as the “Committee”). The Committee has three members, each of whom is independent of management. None of the members of the Committee has any insider or interlocking relationship with the Company, and each of them is a non-employee director, as these terms are defined in applicable rules and regulations of the SEC.

The Board seeks to ensure that the total compensation paid to our named executive officers is fair, reasonable and competitive. The Committee is responsible for establishing, implementing and monitoring our executive compensation program philosophy and practices. Generally, the types of compensation and benefits provided to named executive officers are similar to those provided to our other officers. The Committee annually reviews the performance of each named executive officer. The conclusions reached and recommendations based on these reviews, including with respect to salary adjustments and annual award amounts, are presented to the Committee. The Committee can exercise its discretion in modifying any recommended adjustments or awards to executives.

Throughout this Proxy Statement, the individuals who served as our Chief Executive Officer and Chief Financial Officer during fiscal 2007, and who are included in the Summary Compensation Table are referred to as the “Named Executive Officers.”

Compensation Philosophy
The Company’s executive compensation philosophy is to provide compensation necessary to attract and retain the talent needed to ensure the Company’s success and the achievement of long-range strategic goals and growth in total stockholder value. Because the Named Executive Officers already own a considerable number of shares of the Company’s Common Stock, the Committee has determined that equity compensation is not necessary at this time. The core element of executive compensation is competitive base salary.

The Committee believes that an effective executive compensation program should provide base annual compensation that is reasonable in relation to individual executive’s job responsibilities and reward the achievement of our annual and long-term strategic goals. The Committee evaluates both performance and compensation to maintain our ability to attract and retain excellent employees in key positions and to assure that compensation provided to key employees remains competitive relative to the compensation paid to similarly situated executives of comparable companies.

Because of our size, the small number of our executive officers, and our financial priorities, the Committee has decided not to implement or offer any awards under its 2006 Omnibus Long Term Incentive Plan, which provides for issuances of options, stock appreciation rights, restricted stock, restricted stock units, unrestricted stock and cash awards, or to offer any retirement plans, pension benefits, or other similar plans for our executive officers. Furthermore, given the proportion of the Company’s issued and outstanding shares beneficially held by certain Named Executive Officers, and therefore the preexisting alignment of such executive officers’ interests with the longer-term interests of the Company’s stockholders, the Committee has decided not to currently grant stock options to the Named Executive Officers. Accordingly, the components of the executive compensation in fiscal year 2007 consist solely of a base salary.

The Committee also takes our financial and working capital condition into account in its compensation decisions. Accordingly, from time to time we may defer payment of cash compensation, although this did not occur in fiscal 2007. The Committee may reassess the proper weighting of equity and cash compensation in light of our improved working capital situation.

Setting Executive Compensation
Based on the foregoing objectives, the Committee has structured our annual cash and non-cash executive compensation to motivate executives to achieve our business goals, to reward the executives for achieving such goals, and to retain the executives. In doing so, the Committee historically has not employed outside compensation consultants. The Committee set compensation for our executive officers at levels targeted at or around the average of the compensation amounts provided to executives at comparable companies considering, for each individual, their individual experience level related to their position with us. There is no pre-established policy or target for the allocation between cash and non-cash incentive compensation.

Base Salary
Base salary levels for executive officers are determined not only on the basis of the Committee’s assessment of individual performance, but also on the total compensation, including salaries, paid by companies engaged in similar businesses, to persons holding equivalent positions. The Compensation Committee believes that any increases in base salary should be based upon a favorable evaluation of individual performance relative to individual goals, the functioning of the executive’s team within the corporate structure, success in furthering the corporate strategy and goals, and individual management skills, responsibilities and anticipated workload.

The Compensation Committee also considers demonstrated loyalty and commitment and the competitive salaries offered by similar companies to attract and retain executives. Merit increases for executives are to be subject to the same budgetary guidelines as apply to any other employees.

Annual Incentive Compensation
Bonuses
We may pay bonuses to provide incentives to executives and to reward executives based on our overall performance, as well as on the performance of each executive officer’s area of responsibility or operating group. Measures of performance are both financial and strategic. Financial elements are based on achieving quarterly and annual EBITDA targets and strategic elements include, but are not limited to technological or quality improvements, improvements in operations and contributions to business success. The goals are also structured to provide the kinds of objectivity and checks and balances required to ensure compliance with SEC regulations and the Sarbanes-Oxley Act.

Equity Awards
Executives are eligible for equity awards in the form of stock options, restricted stock units, unrestricted stock units and stock appreciation rights under the Company’s 2006 Omnibus Long Term Incentive Plan. Awards are made at the discretion of the Compensation Committee. The number of shares awarded to any individual depends on individual performance, salary level and competitive data, and the impact that such employee’s productivity may make to stockholder value over time. In addition, in determining the number of stock options, restricted stock units, unrestricted stock units or stock appreciation rights to grant to each executive, the Compensation Committee reviews the unvested options and units of each executive to determine the future benefits potentially available to the executive. The number of options or units granted will depend in part on the total number of unvested options and units deemed necessary to provide an incentive to that individual to make a long term commitment to remain with the Company. By giving executives an equity interest in the Company, the value of which depends upon stock performance, the policies seek to further align management and stockholder interests. However, in the year ended June 30, 2007, the Committee found it was not necessary at the time to grant options or units to its executives to provide an incentive for long term commitment to the Company because the Named Executive Officers held a number of shares of the Company’s Common Stock sufficient to align their respective interests and commitments with those of the Company’s Stockholders.

Tax and Accounting Implications
Deductibility of Executive Compensation
As part of its role, the Committee reviews and considers the deductibility of executive compensation under Section 162(m) of the Internal Revenue Code, which provides that corporations may not deduct compensation of more than $1,000,000 that is paid to certain individuals. We believe that compensation paid to our executive officers generally is fully deductible for federal income tax purposes. The Committee takes into consideration the tax consequences of compensation to the Named Executive Officers, but tax considerations are not a significant part of our compensation policy.

Employment and Severance Agreements
We do not currently have any written employment or severance agreements (including any that might pertain to a Change in Control of the Company) with any of the Named Executive Officers.

Summary Compensation Table
The following table sets forth certain summary information concerning compensation during the year ended June 30, 2007 paid by us to our Principal Executive Officer (the “PEO”) and our Principal Financial Officer (the “PFO”) (together, the “Named Executive Officers”). No executive officer other than the PEO, who was serving as an executive officer on June 30, 2007, had an individual aggregate salary and bonus in excess of $100,000 for the year ended June 30, 2007.

SUMMARY COMPENSATION TABLE
FISCAL YEAR 2007

Name and Principal Position	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Non- equity Incentive Plan Compen- sation ($)	Change in Pension Value and Nonqualified Deferred Compen- sation Earnings ($)	All Other Compen- sation ($)	Total ($)
Wo Hing Li, President & PEO	140,000	0	0	0	0	0	0	140,000
Leada Tak Tai Li, Chief Financial Officer & PFO	60,000	0	0	0	0	0	0	60,000

Plan-based Awards
No plan-based awards were granted to any of the Named Executive Officers during the year ended June 30, 2007.

Outstanding Equity Awards at June 30, 2007
No unexercised options or warrants were held by any of the Named Executive Officers at year end. No equity awards were made during the year ended June 30, 2007.

Option Exercises and Stock Vested
No options to purchase capital stock of the Company were exercised by any of the Named Executive Officers, nor was any restricted stock held by such executive officers vested during the year ended June 30, 2007.

Pension Benefits
No Named Executive Officers received or held pension benefits during the year ended June 30, 2007.

Nonqualified Deferred Compensation
No nonqualified deferred compensation was offered or issued to any Named Executive Officer during the year ended June 30, 2007.

Payment Upon Termination or Change-in-Control
During the fiscal year ended June 30, 2007, there were no outstanding agreements or contracts that provided for payments to any of the Named Executive Officers upon termination of such officer’s employment or a change in control of the Company. Terms provided in the 2006 Omnibus Long Term Incentive Plan for termination of employment and change in control of the company for the Named Executive Officers are the same as apply to any other employees.

Value Realized from Stock Options and Stock Appreciation Awards
No options or stock appreciation rights were exercised by any of the Named Executive Officers during the year ended June 30, 2007.

Subsidiary Option Grants to Directors and Named Executive Officers
No options to purchase the common stock of any of the Company’s subsidiaries were granted to any of the Directors or Named Executive Officers of the Company during the year ended June 30, 2007.

Director Compensation
For the year ended June 30, 2007, no Director of the Company received any cash or equity compensation for service as a director of the Company. However, the Company has accrued fees in the amount of $15,000 per director for each of our three independent directors for service on our board of directors for the year ended June 30, 2007. The Company intends to pay such fees after the Annual Meeting on November 12, 2007.

Executive Agreements
Each of the Company’s Named Executive Officers is employed on an at-will basis and neither of the Named Executive Officers is a party to any employment agreement with the Company. Each of the Named Executive Officers may also receive discretionary bonuses as may be determined by the Compensation Committee.

COMPENSATION COMMITTEE REPORT

The Compensation Committee (the “Compensation Committee”) of the Company at the direction of the Board has prepared the following report for inclusion in this Proxy Statement. The Compensation Committee is comprised of Messrs. Tsui, Lui and Wong, three non-employee directors who are “disinterested persons” within the meaning of Rule 16b-3 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and who are “independent” as required by applicable laws and regulations, and the listing standards of The NASDAQ Stock Market LLC. The Compensation Committee has the responsibility for all compensation matters concerning the Company’s executive officers. The Compensation Committee is also responsible for oversight of our compensation plans and benefit programs and equity based awards to our non-executive employees and consultants. The Compensation Committee acts pursuant to a written charter, which is available at our website at http://www.chinaprecisionsteelinc.com. The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis with management. Based on such review and discussions, the Committee recommended to the Board of Directors, and the Board has approved, the inclusion of the Compensation Discussion and Analysis in the Proxy Statement and the Company’s Annual Report on Form 10-K.

Respectfully submitted,
COMPENSATION COMMITTEE
Che Kin Lui, Chairman
David Peter Wong
Tung Kuen Tsui

The Compensation Committee Report above does not constitute “soliciting material” and will not be deemed “filed” or incorporated by reference into any of our filings under the Securities Act of 1933 or the Securities Exchange Act of 1934 that might incorporate our SEC filings by reference, in whole or in part, notwithstanding anything to the contrary set forth in those filings, except to the extent that the Company specifically incorporates it by reference into such filing.

Compensation Committee Interlocks and Insider Participation
During the year ended June 30, 2007, Messrs. Tsui, Lui and Wong fulfilled all functions of the Compensation Committee with regard to determining compensation of executive officers of the Company.

TRANSACTIONS WITH RELATED PERSONS

Review and Approval of Related Person Transactions. We review all relationships and transactions in which the Company and our directors and executive officers or their immediate family members are participants to determine whether such persons have a direct or indirect material interest. The Company’s Chief Financial Officer is primarily responsible for the development and implementation of processes and controls to obtain information from the directors and executive officers with respect to related person transactions and for then determining, based on the facts and circumstances, whether the company or a related person has a direct or indirect material interest in the transaction. As required under SEC rules, transactions that are determined to be directly or indirectly material to the company or a related person are disclosed in the Company’s proxy statement. In addition, the disinterested members of the Board or Audit Committee review and approve or ratify any related person transaction that is required to be disclosed. Though the Audit Committee and Board do not follow a written policy or procedure in reviewing related party transactions, in the course of their review and approval or ratification of a disclosable related party transaction, as disclosed in the respective minutes of the meetings of such entities, consider:

•	the nature of the related person’s interest in the transaction;

•	the material terms of the transaction, including, without limitation, the amount and type of transaction;

•	the importance of the transaction to the related person;

•	the importance of the transaction to the company;

•	whether the transaction would impair the judgment of a director or executive officer to act in the best interest of the company; and

•	any other matters deemed appropriate.

Any member of the Audit Committee who is a related person with respect to a transaction under review may not participate in the deliberations or vote respecting approval or ratification of the transaction, provided, however, that such director may be counted in determining the presence of a quorum at a meeting of the committee that considers the transaction.

On May 18, 2007, 2,016,600 shares of Company Common Stock were issued to Mr. Wo Hing Li, President of the Company and Chairman of its Board of Directors, pursuant to the Debt Reduction Agreement, dated February 13, 2007, as amended, incorporated herein by reference to the Company’s Current Reports on Form 8-K, dated February 13, 2007 and February 16, 2007, in exchange for an aggregate debt of $6,775,776 owed to him by the Company. The number of shares of Common Stock issued to Mr. Li was calculated based upon the closing bid price of the Issuer’s Common Stock on The NASDAQ Capital Market on May 17, 2007 of $3.36.

The Company’s disinterested Directors approved this agreement, as amended, on February 17, 2007.

When the Company's audited financial statements for the year ended June 30, 2007 have been filed in connection with the Company's Annual Report on Form 10-K for the year ended June 30, 2007, the Audit Committee will be able to render the following report.

[AUDIT COMMITTEE REPORT]

[The Audit Committee, at the direction of the Board, has prepared the following report for inclusion in this Proxy Statement. The Audit Committee is comprised of Messrs. Wong, Lui and Tsui, three non-employee directors who meet the independence criteria prescribed by applicable law and the rules of the SEC for audit committee membership and is an “independent director” within the meaning of applicable NASDAQ listing standards. Each Audit Committee member meets the NASDAQ’s financial literacy requirements. The Board has named Mr. David Peter Wong, who meets the NASDAQ’s professional experience requirements, as its audit committee financial expert as such term is defined in Item 401(h) of Regulation S-K promulgated by the SEC. The Audit Committee acts pursuant to a written charter, which complies with the applicable provisions of the Sarbanes-Oxley Act of 2002 and related rules of the SEC and NASDAQ, which is available via our website at http://www.chinaprecisionsteelinc.com.

The Audit Committee has the responsibility for reviewing the Company’s accounting practices, internal accounting controls and financial results and oversees the engagement of our independent registered public accounting firm, including conducting a review of its independence, reviewing and approving the planned scope of our annual audit, overseeing the independent auditors’ audit work, reviewing and pre-approving any audit and audit related services that may be performed by them, reviewing with management and our independent auditors the adequacy of our internal controls, and reviewing our critical accounting policies and the application of accounting principles. The Audit Committee holds meetings with management and our independent registered public accounting firm to review our annual audited financial statements and quarterly financial statements. The Audit Committee establishes procedures, as required under applicable law, for the receipt, retention and treatments of complaints received by us regarding accounting, internal accounting controls or auditing matters and the confidential and anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

We have reviewed and discussed the audited financial statements for the year ended June 30, 2007 and management’s assessment of the effectiveness of the Company’s internal controls over financial reporting as of June 30, 2007 with management and the independent registered public accounting firm.

We have discussed with the independent registered public accounting firm the matters required to be discussed by the statement on Auditing Standards No. 61, as amended, as adopted by the Public Company Accounting Oversight Board in Rule 3200T. We have received the written disclosures and the letter from the independent registered public accounting firm required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), as adopted by the Public Company Accounting Oversight Board in Rule 3600T and have discussed with the independent registered public accounting firm its independence.

Based on the reviews and discussions referred to above, in reliance on management and the independent registered public accounting firm, and subject to the limitations of our role, we recommended to the Board, and the Board has approved, the inclusion of the audited financial statements referred to above in the Company’s Annual Report on Form 10-K for the year ended June 30, 2007 for filing with the Securities and Exchange Commission.]

[Respectfully submitted,
AUDIT COMMITTEE
David Peter Wong, Chairperson
Che Kin Lui
Tung Kuen Tsui]

The Audit Committee Report above does not constitute “soliciting material” and will not be deemed “filed” or incorporated by reference into any of our filings under the Securities Act of 1933 or the Securities Exchange Act of 1934 that might incorporate our SEC filings by reference, in whole or in part, notwithstanding anything to the contrary set forth in those filings, except to the extent that the Company specifically incorporates it by reference into such filing.

PROPOSAL 2

RATIFICATION OF SELECTION OF REGISTERED INDEPENDENT PUBLIC ACCOUNTING FIRM

Our audit committee has selected Murrell, Hall, McIntosh & Co., PLLP (“MHM”), a firm of certified public accountants, as the Company’s independent public accountant. This selection is being submitted to the stockholders for ratification at the Annual Meeting. A representative of MHM is expected to be present at the Annual Meeting, will have the opportunity to make a statement if he wishes to do so, and will be available to respond to appropriate questions.

Stockholders are not required to ratify the selection of MHM, as our registered independent public accounting firm. However, we are submitting the selection of MHM to the stockholders for ratification as a matter of good corporate governance. If the stockholders fail to ratify the selection, our audit committee will reconsider whether or not to retain that firm. Even if the selection is ratified, the audit committee, in its discretion, may direct the appointment of a different registered independent public accounting firm at any time if it determines that such a change would be in our and our stockholders’ best interests.

Audit Fees, Audit-Related Fees, Tax Fees, All Other Fees

The following are the fees billed to us by our auditors, MHM, Certified Public Accountants, for services rendered thereby during 2007 and 2006:

	2007	2006
Audit Fees	45,445.95	69,213.89
Audit Related Fees	32,189.79	7,993.00
Tax Fees	7,892.50	-
All Other Fees	-	-
Total	85,528.24	77,206.89

Audit Fees consist of the aggregate fees billed for professional services rendered for the audit of our annual financial statements and the reviews of the financial statements included in our Forms 10-Q and for any other services that were normally provided by MHM in connection with our statutory and regulatory filings or engagements.

Audit Related Fees consist of the aggregate fees billed for professional services rendered for assurance and related services that were reasonably related to the performance of the audit or review of our financial statements and were not otherwise included in Audit Fees.

Tax Fees consist of the aggregate fees billed for professional services rendered for tax compliance, tax advice and tax planning. Included in such Tax Fees were fees for preparation of our tax returns and consultancy and advice on other tax planning matters.

All Other Fees consist of the aggregate fees billed for products and services provided by MHM and not otherwise included in Audit Fees, Audit Related Fees or Tax Fees. Included in such Other Fees were fees for services rendered by MHM in connection with our private and public offerings conducted during such periods.

Our audit committee has considered whether the provision of the non-audit services described above is compatible with maintaining MHM’s independence and determined that such services are appropriate. Before the auditors are engaged to provide us audit or non-audit services, such engagement is (without exception, required to be) approved by the audit committee of our board of directors.

The affirmative vote of the holders of a majority of the stock represented and voting at the meeting will be required to ratify the selection of MHM.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” APPROVAL OF
PROPOSAL 2.

PROPOSAL 3

APPROVAL OF A CHANGE OF THE COMPANY’S STATE OF INCORPORATION FROM COLORADO TO DELAWARE BY APPROVAL AND ADOPTION OF AN AGREEMENT AND PLAN OF MERGER PROVIDING FOR THE MERGER OF OUR COMPANY INTO A WHOLLY-OWNED DELAWARE SUBSIDIARY

For the reasons set forth below, our board unanimously approved the Merger, as defined below, and believes that it is in the best interests of our Company and our Stockholders to change the Company’s state of incorporation from Colorado to Delaware. While we have been advised by counsel that there are only limited substantive differences in your rights as Stockholders between Colorado and Delaware corporate law, our board has determined that reincorporation in Delaware is in the Company’s best interests in pursuing future business opportunities in our line of business. Management requests stockholder approval to change CPSL’s state of incorporation from Colorado to Delaware by means of a merger (the “Merger”) of CPSL with and into China Precision Steel, Inc. (“CPSL Delaware”), a newly-formed, wholly-owned Delaware subsidiary of CPSL (the “Reincorporation Proposal”). CPSL-Delaware will be the surviving corporation of the Merger, an effect of which will be a change in the law applicable to CPSL’s corporate affairs from the Colorado Business Corporation Act (“CBCA”) to the Delaware General Corporation Law (“DGCL”), including certain differences in stockholders’ rights. See “Comparative Rights of the Holders of China Precision Steel, Inc. - Colorado Capital Stock and Surviving Corporation - Delaware Capital Stock.” Immediately following the Merger, CPSL-Delaware will continue to be known as China Precision Steel, Inc. (the “Surviving Corporation”), subject to approval by the Delaware Secretary of State. The Corporation will have an authorized capital of 62,000,000 shares of common stock, par value $.001 per share, and 8,000,000 shares of preferred stock, par value $.001 per share. A vote in favor of the Reincorporation Proposal is a vote to approve the Agreement and Plan of Merger attached to this Proxy as Annex 1 (the “Merger Agreement”). A vote in favor of the Reincorporation Proposal is also effectively a vote in favor of the Delaware Certificate of Incorporation and the Delaware Bylaws that are attached to this Proxy as Annexes 2 and 3, respectively. You are urged to carefully read this section of this Proxy Statement, including the related annexes and appendices referenced herein and attached to this Proxy Statement, before voting on the Merger.

In the event the Reincorporation Proposal is approved, upon the effectiveness of the Reincorporation, each outstanding share of CPSL’s common stock will automatically be converted into one share of common stock of the Surviving Corporation (the “CPSL-Delaware Common Stock”). In addition, each outstanding warrant, if any, to purchase shares of the common stock of CPSL will be converted into a warrant to purchase the same number of shares of CPSL-Delaware Common Stock with no other changes in the terms and condition of such warrants. Stockholders will not have to exchange their existing stock certificates for stock certificates in the Surviving Corporation. Upon request, we will issue new certificates to anyone who holds the existing stock certificates, provided that such holder has surrendered the certificates representing the CPSL shares in accordance with the Agreement and Plan of Merger.

No Change in Name, Business, Jobs, Physical Location, Etc.

The Merger will effect a change in the legal domicile of the Company and other changes of a legal nature, the most significant of which are described below under the heading “Comparative Rights of the Holders of China Precision Steel, Inc. - Colorado Capital Stock and Surviving Corporation - Delaware Capital Stock.” However, the Merger will not result in any change in name, headquarters, business, jobs, management, location of any of our offices or facilities, number of employees, assets, liabilities or net worth (other than as a result of the costs incident to the Merger, which are immaterial). Our management, including all directors and officers, will remain the same in connection with the Merger and will assume identical positions with the Surviving Corporation. None of our subsidiaries will be changing their respective states or jurisdictions of incorporation in connection with the Merger. There will be no new employment agreements for executive officers or other direct or indirect interest of the current directors or executive officers of the Company in the Merger as a result of the Reincorporation Proposal. Upon the effective time of the Merger, your shares of CPSL Common Stock will be converted into an equivalent number of shares of Common Stock of the Surviving Corporation and such shares will continue to trade on The NASDAQ Capital Market under the symbol “CPSL.”

China Precision Steel, Inc., a Delaware Corporation

China Precision Steel, Inc., our wholly owned subsidiary, was incorporated under the DGCL on September 13, 2007 under the name “China Precision Steel, Inc.,” exclusively for the purpose of merging with CPSL. The address and phone number of CPSL-Delaware’s principal office are the same as those of the Company. Prior to the Merger, CPSL-Delaware will have no material assets or liabilities and will not have carried on any business.

Upon completion of the Merger, the rights of the stockholders of the Surviving Corporation will be governed by the DGCL and the certificate of incorporation and the bylaws of CPSL-Delaware, attached to this Proxy as Annexes 2 and 3, respectively.

The Merger Agreement and Effective Time

The Merger will be effected by merging CPSL into a newly-formed Delaware corporation that is a wholly-owned subsidiary of CPSL, also named China Precision Steel, Inc., pursuant to the Merger Agreement. Upon completion of the Merger, CPSL, as a corporate entity, will cease to exist and the Surviving Corporation will succeed to the assets and liabilities of CPSL and will continue to operate the business of CPSL under the name “China Precision Steel, Inc.” As provided by the Merger Agreement, each outstanding share of CPSL common stock, $0.001 par value per share, will be automatically converted into one share of the Surviving Corporation’s common stock, $0.001 par value per share, at the effective time of the Merger. Each stock certificate representing issued and outstanding shares of CPSL common stock will continue to represent the same number of shares of the Surviving Corporation’s common stock.

PLEASE DO NOT SEND IN ANY OF YOUR STOCK CERTIFICATES REPRESENTING SHARES OF THE COMPANY’S COMMON STOCK, AS IT WILL NOT BE NECESSARY FOR STOCKHOLDERS TO EXCHANGE THEIR EXISTING CPSL STOCK CERTIFICATES FOR SURVIVING CORPORATION STOCK CERTIFICATES. HOWEVER, STOCKHOLDERS MAY REQUEST THAT THEIR CERTIFICATES BE EXCHANGED IF THEY SO CHOOSE.

AFTER THE EFFECTIVE DATE OF THE MERGER, DELIVERY OF THE CPSL COMMON STOCK CERTIFICATES WILL CONSTITUTE DELIVERY FOR TRANSACTIONS IN SHARES OF SURVIVING CORPORATION COMMON STOCK.

The current directors of CPSL will become the directors of China Precision Steel, Inc. All employee benefit and stock option plans of CPSL will become Surviving Corporation plans, and each option or right issued by such plans will automatically be converted into an option or right to purchase the same number of shares of Surviving Corporation common stock, at the same price per share, upon the same terms and subject to the same conditions. Stockholders should note that approval of the Merger Agreement will also constitute approval of these plans continuing as Surviving Corporation plans. Other employee benefit arrangements of CPSL will also be continued by Surviving Corporation upon the terms and subject to the conditions currently in effect. We believe that the Merger Agreement will not affect any of our material contracts with any third parties and that CPSL’s rights and obligations under such material contractual arrangements will continue as rights and obligations of the Surviving Corporation. The Merger Agreement has been approved by the members of the board, who unanimously voted “FOR” the Merger Agreement. If approved by the Stockholders, it is anticipated that the Merger will become effective under the Merger Agreement (the “Effective Time”) on November 16, 2007, or as soon as practicable thereafter. However, as described in the Merger Agreement, if before the Effective Time the board determines that circumstances have arisen that make it inadvisable to proceed with the Merger Agreement under the original terms of the Merger Agreement, the Merger (and thus the Merger Agreement) may be abandoned or the Merger Agreement may be amended by the board either before or after Stockholder approval has been obtained (except that the principal terms may not be amended without obtaining further Stockholder approval). The discussion below is qualified in its entirety by reference to the Merger Agreement, the Delaware Certificate of Incorporation and the Delaware Bylaws, copies of which are attached to this Proxy Statement as Annexes 1, 2 and 3, respectively, and by the applicable provisions of Colorado corporate law and Delaware corporate law.

Approval of the Merger and the Merger Agreement, which will also constitute approval of the CPSL-Delaware’s Delaware Charter and Delaware Bylaws, will require the affirmative vote of a majority of outstanding shares as of the Record Date entitled to vote thereon.

Effect of Not Obtaining the Required Vote for Approval

If the reincorporation proposal fails to obtain the requisite vote for approval, the Merger will not be consummated and the Company will continue to be incorporated in Colorado.

PRINCIPAL REASONS FOR THE REINCORPORATION PROPOSAL.

Predictability, Flexibility and Responsiveness of Delaware Law to Corporate Needs.

For many years, Delaware has followed a policy of encouraging incorporation in that state and has adopted comprehensive, modern and flexible corporate laws, which are updated regularly to meet changing business needs. As a result of this deliberate policy to provide a hospitable climate for corporate development, many major public corporations have chosen Delaware for their domicile. In addition, the Delaware courts have developed considerable expertise in dealing with corporate issues relating to public companies. Thus, a substantial body of case law has developed construing Delaware corporate law and establishing legal principles and policies regarding publicly-held Delaware corporations. We believe that for these reasons, Delaware law will provide greater legal predictability with respect to our corporate legal matters than we have under Colorado law. CPSL has no operations in the State of Colorado. The principal operations of the CPSL are conducted through one or more subsidiaries in The People’s Republic of China; the principal operations of the Surviving Corporation will be conducted through one or more subsidiaries in The People’s Republic of China.

Attractiveness of Delaware Law to Directors and Officers.

We believe that organizing our company under Delaware law will enhance our ability to attract and retain qualified directors and officers. The corporate law of Delaware, including its extensive body of case law, offers directors and officers of public companies more certainty and stability. Under Delaware law, the parameters of director and officer liability are more clearly defined and better understood than under Colorado law. To date, we have not experienced difficulty in retaining directors or officers, but directors of public companies are exposed to significant potential liability. We therefore believe that providing the benefits afforded directors by Delaware law will enable us to compete more effectively with other public companies in the recruitment of talented and experienced directors and officers. At the same time, we believe that Delaware law regarding corporate fiduciary duties provides appropriate protection for our stockholders from possible abuses by directors and officers. In addition, under Delaware law, directors’ personal liability cannot be eliminated for:

•	any breach of the director’s duty of loyalty to the corporation or its stockholders,

•	acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law,

•	unlawful payment of dividends or unlawful repurchases or redemptions of stock, or

•	any transactions from which the director derived an improper personal benefit.

MATERIAL U.S. FEDERAL INCOME TAX CONSEQUENCES OF REINCORPORATION

The Reincorporation will not be taxable to CPSL or the stockholders based upon current provisions of the Internal Revenue Code of 1986, as amended (the “Code”), current and proposed Treasury regulations, and judicial and administrative decisions and rulings as of the date of this Proxy Statement.

•	No gain or loss will be recognized by CPSL as a result of the Reincorporation;

•	No gain or loss will be recognized by stockholders upon receipt of the common stock of the Surviving Corporation solely in exchange for the common stock of CPSL;

•
The aggregate tax basis of the shares of Surviving Corporation common stock received in exchange for CPSL common stock in the Reincorporation will be the same as the aggregate tax basis of the existing common stock exchanged; and

•	The holding period for shares of Surviving Corporation common stock received in the Reincorporation will include the holding period of the CPSL common stock exchanged.

ANY DISCUSSION CONTAINED IN THIS PROXY STATEMENT AS TO FEDERAL, STATE OR LOCAL TAX MATTERS IS NOT INTENDED OR WRITTEN TO BE USED, AND CANNOT BE USED, FOR THE PURPOSE OF AVOIDING U.S. FEDERAL, STATE, OR LOCAL TAX PENALTIES. THIS DISCUSSION IS WRITTEN IN CONNECTION WITH THE MATTERS ADDRESSED HEREIN. YOU SHOULD SEEK ADVICE BASED ON YOUR PARTICULAR CIRCUMSTANCES FROM AN INDEPENDENT TAX ADVISOR.

COMPARATIVE RIGHTS OF HOLDERS OF CHINA PRECISION STEEL, INC. CAPITAL STOCK AND SURVIVING CORPORATION CAPITAL STOCK

The rights of CPSL stockholders are currently governed by the CBCA, Colorado common law, CPSL’s Amended and Restated Articles of Incorporation, CPSL’s Second Amended and Restated Bylaws. The rights of Surviving Corporation’s stockholders after the completion of the reincorporation will be governed by the DGCL, Delaware common law, Surviving Corporation’s Certificate of Incorporation and Surviving Corporation’s Bylaws.

The following is a summary of the material differences between the current rights of CPSL stockholders and the rights they will have as stockholders of Surviving Corporation following the proposed reincorporation.

CHINA PRECISION STEEL, INC. (COLORADO)	SURVIVING CORPORATION (DELAWARE)

AUTHORIZED SHARES
The authorized capital stock of CPSL consists of 70 million shares, consisting of 62,000,000 shares of common stock $0.001 par value per share, and 8,000,000 shares of preferred stock, $0.001 par value per share. A total of 37,378,143 shares of Common Stock have been issued, and no shares of Preferred Stock have been issued.
The authorized capital stock of Surviving Corporation will consist of 62,000,000 shares of common stock, par value $0.001 per share, and 8,000,000 shares of preferred stock, par value $.001 per share.

VOTING REQUIREMENTS
Holders of Common Stock are entitled to one vote per share.	Holders of common stock are entitled to one vote per share and will vote together as a single class on all matters to be voted upon by stockholders.

Under the CBCA, stockholders have the right to cumulate their votes in the election of directors under specified procedures unless the articles of incorporation or bylaws of specified categories of corporations provide otherwise. Cumulative voting is not permitted under CPSL’s Amended and Restated Articles of Incorporation.

Under the DGCL, stockholders do not have the right to cumulate their votes in the election of directors unless such right is granted in the certificate of incorporation. Cumulative voting is not permitted under the Surviving Corporation’s certificate of incorporation.

VOTE REQUIRED FOR ELECTION OF DIRECTORS
CPSL’s Second Amended and Restated Bylaws provide that the vote of a majority of the shares entitled to vote for directors is required in order to elect a director.
Surviving Corporation’s bylaws provide that a vote of a majority of the shares present in person or represented by proxy at a meeting and entitled to vote for directors is required in order to elect a director.

CLASSIFIED BOARD OF DIRECTORS
CPSL’s Amended and Restated Articles of Incorporation do not provide for a classified board of directors. Accordingly, under the CBCA, all of CPSL’s directors are elected annually.	Surviving Corporation’s certificate of incorporation does not provide for a classified board of directors. Accordingly, all directors of Surviving Corporation will be elected annually.

NUMBER OF DIRECTORS
Under the CBCA, the number of directors must be specified in a corporation’s bylaws. CPSL’s Second Amended and Restated Bylaws provide that the Board of Directors is to have between 3 and 9 members, as fixed by the Board of Directors. The CBCA, unlike the DGCL, provides that stockholders may amend a corporation’s bylaws without the approval of the board of directors. Accordingly, under the CBCA, stockholders have the ability to determine the size of the Board of Directors if the stockholders amend the provision that permits the Board of Directors to fix the number of directors.

The DGCL permits a corporation’s certificate of incorporation to specify the number of directors. Under Surviving Corporation’s certificate of incorporation, the board of directors of Surviving Corporation is to have between 3 and 9 members. Under the DGCL, Surviving Corporation’s certificate of incorporation cannot be amended unless the Board of Directors of Surviving Corporation recommends the amendment. Stockholders will not have the ability to increase the size of the board of directors of Surviving Corporation to more than 9 without the approval of the board.

REMOVAL OF DIRECTORS
Consistent with the CBCA, CPSL’s Second Amended and Restated Bylaws provide that the company’s stockholders may remove directors of the company with or without cause.	Surviving Corporation’s bylaws provide that the holders of a majority of the shares entitled to vote for the election of the directors may remove directors of the company with cause only.

VACANCIES ON THE BOARD OF DIRECTORS
Under the CBCA, because CPSL’s Amended and Restated Articles of Incorporation do not provide otherwise, any vacancies on the Board of Directors may be filled either by the remaining directors or the stockholders.
Consistent with the DGCL, Surviving Corporation’s bylaws provide that vacancies on the board of directors of Surviving Corporation will be filled by the remaining directors.

STOCKHOLDERS’ POWER TO CALL SPECIAL MEETINGS
In accordance with the CBCA, CPSL’s Second Amended and Restated Bylaws provide that a special meeting of stockholders must be called by the President at the request of holders of not less than 10% of the outstanding shares of CPSL.
Under the Surviving Corporation’s bylaws, special stockholder meetings may be called by the Chairman of the Board of Directors, the President or by any 3 members of the Board of Directors.

STOCKHOLDER ACTION WITHOUT A MEETING
CPSL’s Second Amended and Restated Bylaws provide that any action required or permitted to be taken at a stockholders’ meeting may be taken without a meeting if (i) all of the stockholders entitled to vote thereon consent to such action in writing and (ii) action by written consent is to be effective as of the date the last writing necessary to effect the action is received by the secretary of CPSL unless all of the written consents necessary to effect the action specify a later date as the effective date of the action.

Surviving Corporation’s certificate of incorporation provides that stockholders may take any action permitted at an annual or special meeting of stockholders, by written consent of stockholders having a majority of the voting power.

NOTICE OF STOCKHOLDER MEETINGS
Consistent with the CBCA, CPSL’s Second and Amended Restated Bylaws require that (i) if the authorized shares of CPSL are to be increased, at least 30 days’ notice shall be given to the stockholders of record and (ii) if a stockholder meeting is adjourned for more than 120 days (in which case a new record date is to be fixed by the board of directors of CPSL), notice shall be given to record holders as of the new record date. In all other cases, stockholders must be given at least 10 days’ notice, but not more than 60 days’ notice, of stockholder meetings.
Surviving Corporation’s bylaws provide that written notice of stockholder meetings will be given not less than 10 days nor more than 60 days before the date of the meeting.

NOTICE OF STOCKHOLDER NOMINATIONS FOR DIRECTORS AND BUSINESS TO BE BROUGHT BEFORE MEETINGS
CPSL’s Second Amended and Restated Bylaws provide that only timely submission by stockholders of business Items will be considered as proper business at an annual meeting of stockholders. To be timely, a stockholder’s written submission must be delivered to or mailed and received at the principal business offices of CPSL at least sixty (60) days in advance of the date that the proxy statement was released to stockholders in connection with the previous year’s annual meeting of stockholders. The written submission must include (a) a description of the proper business submitted for consideration at the annual meeting and the reasons for conducting such business at the meeting, and if such business includes a proposal to amend the bylaws of the corporation, the language of the proposed amendment, (b) the name and record address of the stockholder giving the notice, (c) the class and number of shares of capital stock of the corporation which are beneficially owned by the stockholder, (d) any material interest of the stockholder in the business, and (e) if the business includes nomination of a director, additional prescribed information must be included in the submission that relate to the nomination.

Surviving Corporation’s bylaws provide that no business may be brought before any meeting of stockholders, including the nomination or election of persons to the board of directors, by a stockholder unless the stockholder satisfies certain advance notice requirements. Advance notice of any such business must generally be provided not less than 20 days nor more than 60 days prior to the date of the meeting; provided, however, that, in the event that less than 30 days’ notice or prior public disclosure of the date of the meeting is given or made to stockholders, notice by the stockholders to be timely must be so received not later than the close of business on the 10th day following the day on which such notice of the date of the meeting was mailed or such public disclosure was made. A notice must include specified information concerning the business proposed to be conducted, the stockholder making the proposal and, if applicable, the persons nominated to be elected as directors. Any late or deficient nominations or proposals may be rejected by Surviving Corporation.

INDEMNIFICATION
Under CPSL’s Second Amended and Restated Bylaws, CPSL is required to indemnify its former and current directors, officers against expenses incurred in any action brought against those persons as a result of their role with CPSL, to the fullest extent permitted by law. Similarly, CPSL may, in some circumstances, advance to a person potentially eligible for indemnification the expenses incurred in defending such an action. Under the CBCA, CPSL must reimburse the reasonable expenses of a director who was wholly successful in defending an action brought against him or her as a result of his or her role with CPSL. The CBCA generally requires a person seeking indemnification to have acted in good faith and in a manner he or she reasonably believed to have been in the best interests of CPSL.

Under the Surviving Corporation’s Bylaws, the Surviving Corporation is required to indemnify its former, incumbent and current directors and officers against expenses incurred in any action brought against those persons as a result of their role with the Surviving Corporation, to the fullest extent permitted by law. The Board of Directors of the Surviving Corporation has the discretion to indemnify other persons acting in their capacity as authorized representatives of the Surviving Corporation to the same extent. Similarly, the Surviving Corporation may, in some circumstances, advance to a person potentially eligible for indemnification the expenses incurred in defending such an action. Under the DGCL, a person seeking indemnification is generally required to have acted in a manner he or she reasonably believed to be in, or not opposed to, the best interests of the corporation.

AMENDMENT TO THE ARTICLES (CERTIFICATE) OF INCORPORATION
Pursuant to the CBCA, amendments to CPSL’s Articles of Incorporation must be submitted to a stockholder vote if proposed either by the Board of Directors or by the holders of shares representing at least 10% of all of the votes entitled to be cast on the amendment. The Board of Directors need not recommend the amendment to the stockholders if the amendment is proposed by the stockholders or if the Board of Directors determines that because of a conflict of interest or other special circumstances it should make no recommendation with respect to the amendment. Among other consequences, this aspect of the CBCA may limit the effectiveness of any anti-takeover provisions contained in a corporation’s articles of incorporation.

Under the DGCL, a proposed amendment to a corporation’s certificate of incorporation may not be submitted to a vote of stockholders without the approval of the board of directors. To the extent Surviving Corporation’s certificate of incorporation includes provisions that would make a hostile takeover of Surviving Corporation more difficult, this aspect of the DGCL would prevent those provisions from being amended or removed without the consent of the board of directors of Surviving Corporation, and may therefore have anti-takeover effects.

AMENDMENT TO THE BYLAWS
Under CPSL’s Second Amended and Restated Bylaws, the board of directors may amend or repeal the bylaws unless, as to any particular bylaw adopted, amended or repealed by the stockholders, the stockholders have previously provided expressly that the board of directors may not amend or repeal such bylaw. The stockholders may amend or repeal the bylaws even though the bylaws may also be amended or repealed by the board of directors.

The bylaws of Surviving Corporation provide that the board of directors of Surviving Corporation may amend or repeal the bylaws of Surviving Corporation. Surviving Corporation’s stockholders may amend or repeal the bylaws even though the bylaws may also be amended or repealed by the board of directors.

BUSINESS COMBINATION STATUTE
The CBCA does not contain any business combination provisions.
Section 203 of the DGCL provides for a three-year moratorium on certain business combination transactions with “interested stockholders” (generally, persons who beneficially own 15% or more of the corporation’s outstanding voting stock).

DISSENTERS’ (APPRAISAL) RIGHTS
Under the CBCA, stockholders are entitled to exercise dissenters’ rights in the event of certain mergers, share exchanges, sales, leases, exchanges or other dispositions of all or substantially all of the property of the corporation, and not with respect to shares that are listed on a national securities exchange registered under the Securities Exchange Act of 1934, as amended. Under the CBCA, stockholders are entitled to exercise dissenters’ rights in the event of certain mergers, share exchanges, sales, leases, exchanges or other dispositions of all or substantially all of the property of the corporation. Dissenters’ rights in Colorado are available to beneficial owners as well as record holders. Dissenters’ rights are not available as a result of the Reincorporation Proposal.

The DGCL provides appraisal rights only in the case of a stockholder objecting to certain mergers or consolidations. Thus, under the DGCL, stockholders have no appraisal rights in a sale, lease or exchange of all or substantially all of a corporation’s assets. Appraisal rights in Delaware are available to record holders only.

EXAMINATION OF BOOKS AND RECORDS
Under the CBCA, any record or beneficial stockholder of CPSL may, upon five days’ written demand, inspect certain records, including stockholder actions, minutes of stockholder meetings, communications with stockholders and recent financial statements. In addition, upon five days’ written demand, any such stockholder may inspect the list of stockholders and certain other corporate records, including minutes of the meetings of the board of directors, if the stockholder either (i) has been a stockholder for at least three months or (ii) is a stockholder of at least 5% of all outstanding shares of any class of shares when the demand is made, provided that the demand is made in good faith for a proper purpose reasonably related to such person’s interests as a stockholder.

Under the DGCL, the inspection rights of the stockholders of Surviving Corporation are the same as under Colorado law, except: (i) there is no requirement that a stockholder has been a stockholder for at least three months or is a stockholder of at least 5% of all outstanding shares of any class of shares when the demand is made, and (ii) if Surviving Corporation refuses to permit inspection or does not reply to the demand within five business days after the demand has been made, the stockholder may apply to the Delaware Court of Chancery for an order to compel such inspection.

DISSOLUTION
Under the CBCA, the board of directors of CPSL may submit a proposal of voluntary dissolution of CPSL to the stockholders entitled to vote thereon. The board of directors of CPSL must recommend such dissolution to the stockholders as part of the dissolution proposal, unless the board of directors of CPSL determines that because of a conflict of interest or other special circumstances it should make no recommendation and communicates the basis for its determination to the stockholders.

Surviving Corporation will be subject to the same voting requirement with respect to a dissolution of Surviving Corporation as is CPSL but only if the board of directors of Surviving Corporation initially approves the dissolution of Surviving Corporation. If the board of directors does not approve such dissolution, the stockholder vote required for approving a dissolution of Surviving Corporation is a unanimous written consent of all stockholders entitled to vote thereon.

STOCKHOLDER DERIVATIVE ACTIONS
Under the CBCA, if a court finds that a derivative action was brought without reasonable cause, the court may require the plaintiff to pay the defendants’ reasonable expenses attributable to the defense of such action, exclusive of attorney’s fees. In addition, CPSL, at any time before final judgment, may require the plaintiff to give a security for the costs and reasonable expenses which may be incurred by CPSL or other parties named as defendants in the defense of such action, but not including attorney’s fees, if the stockholder instituting the action holds less than 5% of the outstanding shares of any class of stock of CPSL, unless the shares so held have a market value in excess of $25,000. If the court then finds that the action was instituted without cause, the corporation may have recourse to such security in the amount determined by the court.

The DGCL’s requirements for bringing derivative actions are substantially similar to those contained in the CBCA, except that the DGCL does not impose (i) the reasonable cause requirement and (ii) the security requirement imposed by the CBCA.

FRANCHISE TAX
There is no franchise tax in Colorado.	The DGCL requires corporations to pay franchise tax annually. We do not consider the amount of such tax to be material.

It is the intention of the persons named in the accompanying form of Proxy to vote such proxy “For” Proposal 3 unless stockholders specifically indicate in their proxies that they desire to vote against or abstain from voting for approval of Proposal 3. Approval requires an affirmative vote of the votes cast in person or by proxy at the Annual Meeting. Management recommends that stockholders vote “For” approval of Proposal 3.

OUR BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” APPROVAL OF PROPOSAL 3.

PROPOSAL 4

TO AUTHORIZE CPSL TO ISSUE AN UNDETERMINED NUMBER OF SHARES OF CPSL COMMON STOCK, SHARES OF PREFERRED STOCK CONVERTIBLE INTO CPSL COMMON STOCK OR WARRANTS TO PURCHASE CPSL COMMON STOCK, IN AN AGGREGATE AMOUNT OF UP TO 11,213,443 SHARES OF COMMON STOCK IN CONNECTION WITH CAPITAL RAISING ACTIVITIES OVER THE NEXT 12 MONTHS PRIOR TO THE NEXT ANNUAL MEETING OF THE COMPANY’S STOCKHOLDERS, AT A PRICE TO BE DETERMINED BY THE COMPANY’S BOARD OF DIRECTORS.

The Board of Directors of CPSL has approved, subject to stockholder approval, this Proposal 4 authorizing CPSL to issue an undetermined number of shares of CPSL Common Stock, shares of Preferred Stock convertible into CPSL Common Stock (“Convertible Preferred Stock”) or warrants to purchase CPSL Common Stock, in an aggregate amount of up to 11,213,443 shares of CPSL Common Stock in connection with a potential private equity financing to occur anytime before the next annual meeting of the Company’s Stockholders.

Description of the Financing
The Board of Directors is seeking approval to issue an undetermined number of shares of Common Stock, shares of the Convertible Preferred Stock or warrants to purchase Common Stock in an aggregate amount of up to 11,213,443 shares of Common Stock. The price of any combination or class of the securities issued will be determined by the Board of Directors of CPSL at the time of the financing. The price of the newly-issued Common Stock, Convertible Preferred Stock and warrants may be at, above or beneath the price of the CPSL common stock at the time of the financing. The issuance would be made in a private placement to one or more accredited investors, as defined in Rule 501 of Regulation D pursuant to the Securities Act of 1933, as amended.

The terms of the potential financing, including dividend or interest rates, conversion prices, voting rights, redemption prices, maturity dates, and similar matters as well as the combination of securities, to be issued have not been determined. However, if CPSL were to issue shares of the Convertible Preferred Stock, the rights and privileges of the holders of the Convertible Preferred Stock will be superior to those of holders of the CPSL common stock. The Board of Directors will be able to determine the terms of the Convertible Preferred Stock pursuant to the Certificate of Designation of CPSL. CPSL anticipates that the Convertible Preferred Stock and warrants will convert into Common Stock at a conversion rate that may be subject to adjustment in certain circumstances, including in the event of an additional issuance of equity securities by CPSL at a consideration per share below the then-effective conversion rate. CPSL anticipates that the aggregate number of shares of CPSL Common Stock issued (assuming the conversion of the Convertible Preferred Stock, if issued, or the exercise of the warrants, if issued, into shares of CPSL Common Stock) will be in excess of 20 percent of the CPSL Common Stock and 20 percent of the voting power of CPSL outstanding before the issuance. In addition to the superior rights that the Convertible Preferred Stock may have over the CPSL Common Stock, which are discussed above, the issuance of the Convertible Preferred Stock, if any, will also have the effect of dilution on the outstanding CPSL Common Stock, reducing the voting power held by existing stockholders.

There is no certainty that we will be able to obtain private financing on acceptable terms or that we will need to secure additional funding during the next twelve months. However, the Board of Directors considers it advisable to seek stockholder approval at this time in order to be able to respond quickly to changes in the capital markets as and when necessary in light of the Company's capital requirements at that time.

Purpose of Financing
The principal purposes of the financing will be to secure additional funds, as and when needed,  to support CPSL’s business plan, to expand the Company’s sales and distribution networks and for working capital. In addition, we believe that it may be advantageous to reduce the level of Shanghai Chengtong Precision Strip Co., Ltd.’s indebtedness if we can obtain additional capital on favorable terms. Reducing the Company’s indebtedness should improve our balance sheet, reduce financial costs and permit the Company additional financial flexibility.

Necessity for Stockholder Approval
Because our Common Stock is listed on The NASDAQ Capital Market, CPSL is subject to NASDAQ Marketplace Rules. NASDAQ Marketplace Rule 4350(i)(1)(D)(ii) requires that a company listed on NASDAQ obtain stockholder approval in connection with a transaction (other than a public offering) involving the potential issuance of common stock (or securities convertible into or exercisable for common stock) equal to 20 percent or more of its common stock or 20 percent or more of its voting power outstanding before the issuance for less than the greater of book or market value of the stock as of the date of the transaction. To the extent that a NASDAQ listed company does not obtain stockholder approval to such an arrangement, that company may be subject to the delisting of its securities from NASDAQ.

The aggregate number of shares of the CPSL Common Stock that we may issue (including conversion of the Convertible Preferred Stock and the exercise of the warrants, if any are to be issued, into shares of the CPSL Common Stock) may be in excess of 20 percent of the CPSL Common Stock and 20 percent of the voting power of CPSL outstanding before the issuance of the securities. The price of any CPSL common stock, the conversion rate of any Convertible Preferred Stock and the applicable exercise price of any warrants may also be set beneath the market price of the CPSL common stock at the closing of the sale, which would be less than the greater of book or market value of the stock as of the date of the transaction. Because of these possibilities, we have submitted this Proposal for stockholder approval in accordance with NASDAQ Marketplace Rule 4350(i)(1)(D)(ii).

OUR BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” APPROVAL OF PROPOSAL 4.

OTHER MATTERS

We do not intend to present any business at the Annual Meeting not mentioned in this Proxy Statement, and currently know of no other business to be presented. If any other matters are brought before the meeting, the appointed proxy holders will vote on all such matters in accordance with their judgment of the best interests of the Company.

VOTE REQUIRED FOR ELECTION AND APPROVAL

The vote required for the election of directors is a plurality of the shares of Common Stock present or represented by proxy at the meeting and entitled to vote thereon, provided a quorum is present. The vote required for the approval of other proposals to be acted upon at the Annual Meeting is the affirmative vote of a majority of the shares entitled to vote on the matter and present or represented by proxy at the meeting, provided a quorum is present. A quorum is established by the presence or representation at the Annual Meeting of the holders of a majority of the Company’s voting shares. Brokers who hold shares in street name have discretionary authority to vote on certain “routine” items even if they have not received instructions from the persons entitled to vote such shares. However, brokers do not have authority to vote on “nonroutine” items without such instructions. Such “broker non-votes” (shares held by brokers or nominees as to which they have no discretionary power to vote on a particular matter and have received no instructions from the persons entitled to vote such shares) are counted as present and entitled to vote for purposes of determining whether a quorum is present but are not considered entitled to vote on any nonroutine matter to be acted upon. For matters requiring the affirmative vote of a plurality of the shares of Common Stock present or represented at the Annual Meeting, such as Proposal 1, broker non-votes would have no effect on the outcome of the vote. For matters requiring the affirmative vote of a majority of the shares of Common Stock present or represented at the Annual Meeting and entitled to vote, such as Proposals 2, 3 and 4, broker non-votes would not be counted as among the shares entitled to vote with respect to such matters. Thus, the effect of any broker non-votes with respect to such matters would be to reduce the number of affirmative votes required to approve the proposals and the number of negative votes required to block such approval. Stockholders are not entitled to any rights of appraisal or similar dissenters’ rights with respect to any matter to be acted upon at the Annual Meeting, because, pursuant to Colorado law, the matters to be acted upon do not give rise to any such dissenters’ rights.

STOCKHOLDER PROPOSALS AND NOMINATIONS

It is intended that the next annual meeting of stockholders of the Company will be held on December 11, 2008. Stockholders of the Company wishing to include proposals in the proxy material relating to the Annual Meeting of Stockholders of the Company in 2008 must submit the same in writing so as to be received at the principal executive office of the Company (to the attention of the Secretary) on or before June 17, 2008 for such proposal to be considered for inclusion in the proxy statement for such meeting. Such proposals must also meet the other requirements of the rules of the Securities and Exchange Commission relating to stockholder proposals.

Stockholders who wish to submit any items of business to be addressed at an annual meeting of stockholders (rather than include the item in the proxy material) must make the submission in a timely manner as provided in the Company’s Bylaws.

If Proposal 3 is not approved, and the Company remains a Colorado corporation, the Second Amended and Restated Bylaws of the Company provide that only timely submissions of business items will be considered as proper business at the meeting. To be timely, a stockholder's written submission must be delivered to or mailed and received at, the principal business offices of the Company at least sixty (60) days in advance of the date that the Company’s proxy statement was released to stockholders in connection with the previous year's annual meeting of stockholders. As this proxy statement for the 2007 annual meeting is being released on approximately October 15, 2007, the deadline for submissions of business items for the 2008 annual meeting will be August 16, 2007. The Bylaws also specify what must be included in the written notice of submission in order for the submission to be considered timely and to be considered proper business to be conducted at the annual meeting.

If Proposal 3 is approved, and the Company becomes a Delaware corporation, the Bylaws of the Company provide that only timely submissions of business items will be considered as proper business at the meeting. To be timely, a stockholder's written submission must be delivered to or mailed and received at, the principal business offices of the Company not later than the close of business on the 90th day nor earlier than the close of business on the 120th day prior to the first anniversary of the preceding year’s annual meeting. As the 2007 annual meeting will be held on November 12, 2007, submissions of business items for the 2008 annual meeting must be submitted to the Company not later than the close of business on August 14, 2008 nor earlier than the close of business on July 15, 2008. The Bylaws also specify what must be included in the written notice of submission in order for the submission to be considered timely and to be considered proper business to be conducted at the annual meeting.

Any such proposals, or nominee recommendations, should be mailed to the Corporate Secretary, China Precision Steel, Inc., 8th Floor, Teda Building; 87 Wing Lok Street; Sheung Wan, Hong Kong, People’s Republic of China.

CHINA PRECISION STEEL, INC.

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.	☒

Annual Meeting Proxy Card

A	Proposals - The Board of Directors recommends a vote FOR the nominee listed and FOR Proposals 2, 3 and 4.
1.	Election Of Director:

Wo Hing Li
Hai Sheng Chen
Tung Kuen Tsui
Che Kin Lui
David Peter Wong

	For All	☐
	For All Except	______________________________________
	Withhold Authority For All	☐

2.	Ratification of Murrell, Hall, McIntosh & Co., PLLP as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2008.	For ☐	Against ☐	Abstain ☐

3.
Approval of change in state of incorporation from Colorado to Delaware by approving and adopting an Agreement and Plan of Merger providing for the merger of the Company into its wholly-owned subsidiary, China Precision Steel, Inc., a Delaware corporation.
		For ☐	Against ☐	Abstain ☐

4.
Authority to issue an undetermined number of shares of Company Common Stock, shares of preferred stock convertible into Company Common Stock or warrants to purchase Company Common Stock, in an aggregate amount of up to 11,213,443 shares of Common Stock, in connection with capital raising activities over the next 12 months and prior to the next annual meeting of the Company’s Stockholders, at a price and on the terms to be determined by the Company’s Board of Directors.
		For ☐	Against ☐	Abstain ☐

B	Non-Voting Items
Change of Address - Please print new address below.					Meeting Attendance
					Mark this box with an X if you plan to attend the meeting.	☐

C	Authorized Signatures - This section must be completed for your vote to be counted. - Date and Sign Below.
This proxy should be marked, dated and signed by the stockholder(s) exactly as his or her name appears hereon, and returned promptly in the enclosed envelope.  Persons signing in a fiduciary capacity should so indicate.  If shares are held by joint tenants or as community property, both should sign.

Date (mm/dd/yyyy) - Please print date below.	Signature 1 - Please keep signature within the box.	Signature 2 - Please keep signature within the box.

/ /

Annex 1
Form of Agreement and Plan of Merger

AGREEMENT AND PLAN OF MERGER

This Agreement and Plan of Merger, dated as of November 16, 2007, is by and between China Precision Steel, Inc., a Colorado corporation (the “Company”), and China Precision Steel, Inc., a wholly-owned Delaware subsidiary of the Company, formed solely for the purpose of reincorporating the Company in the State of Delaware (“CPSL - Delaware”).

The Company owns all of the issued and outstanding shares of capital stock of CPSL - Delaware. In consideration of the mutual promises, covenants and agreements contained herein, the Company and CPSL - Delaware, intending to be legally bound, hereby agree as set forth below.

1.
Merger of the Company with and into China Precision Steel. At the Effective Time, as defined in Section 4 herein, (a) the Company shall merge with and into CPSL - Delaware (the “Merger”), (b) the separate existence of the Company shall cease to exist and (c) CPSL - Delaware shall be the surviving corporation in the Merger (the “Surviving Corporation”) and shall continue its existence under Delaware law.

2.
Certificate of Incorporation and Bylaws of the Surviving Corporation. The Certificate of Incorporation and Bylaws of CPSL - Delaware at the Effective Time shall continue to be the Certificate of Incorporation and Bylaws of the Surviving Corporation, subject to any future amendments or deletions thereto in accordance with applicable law.

3.	Cancellation, Conversion and Continuance of Shares.

(a)	China Precision Steel Shares. At the Effective Time, all shares of capital stock of CPSL - Delaware owned by the Company immediately prior to the consummation of the Merger shall be cancelled.

(b)
Company Shares. Each issued and outstanding share, and each share then held in the treasury, of the common stock of the Company shall, by virtue of the Merger and without any action on the part of the holder thereof, be automatically converted at the Effective Time into one share of common stock of the Surviving Corporation. The terms and conditions of each stock option and warrant to purchase shares of the Company’s common stock outstanding immediately prior to the consummation of the Merger shall remain the same, except that such option or warrant shall be an option or warrant, as the case may be, to purchase shares of the common stock of the Surviving Corporation.

The consummation of the Merger shall not be deemed a transaction that constitutes a “change of control,” as such term is defined in the stock option plans or agreements of the Company under which options to purchase shares of its common stock have been granted. Accordingly, the terms of outstanding stock options of the Company shall not be affected as a result of the Merger.

It will not be necessary for stockholders of the Company to exchange their existing stock certificates representing shares of common stock of the Company for stock certificates representing shares of Surviving Corporation common stock. In the event, however, such stockholders decide to effect such an exchange, they shall receive shares of Surviving Corporation common stock possessing, subject to differences in applicable law, the same general rights as the common stock of the Company.

4.
Approval, Filing and Effective Time. This Agreement and Plan of Merger shall be adopted and approved by CPSL - Delaware and the Company in the manner required by the Delaware General Corporation Law, as amended (the “DGCL”), and the Colorado Business Corporation Act, as amended (the “CBCA”), respectively. After this Agreement and Plan of Merger has been adopted and approved, and so long as it has not been terminated pursuant to Section 5 hereof, the Company and CPSL - Delaware, upon obtaining the requisite Company stockholder approval under the CBCA, shall file a certificate of merger with the Secretary of State of Colorado and a certificate of ownership and merger with the Secretary of State of the State of Delaware. The Merger shall become effective upon the filing of such certificate with the Secretary of State of Delaware (the “Effective Time”).

5.
Amendment; Termination. This Agreement and Plan of Merger may be amended or terminated at any time prior to the Effective Time by action of the Board of Directors of both the Company and CPSL - Delaware, except as otherwise prohibited by the CBCA or the DGCL, notwithstanding the adoption or approval contemplated by Section 4 hereof.

6.
Further Assurances. From time to time, as and when required by the Surviving Corporation or its successors or assigns, there shall be executed and delivered on behalf of the Company such documents and other instruments, and there shall be taken or caused to be taken by it all such further and other action, as shall be appropriate, advisable or necessary to: (i) cause the Surviving Corporation to have its common stock registered with the Securities and Exchange Commission under Section 12(b) of the Securities Exchange Act of 1934, as amended, and to have its common stock listed on The NASDAQ Capital Market, (ii) vest, perfect or confirm, of record or otherwise, in the Surviving Corporation, the title to and possession of all property, interests, assets, rights, privileges, immunities, powers, franchises and authority of the Company and (iii) otherwise carry out the purposes of this Agreement and Plan of Merger. The executive officers and directors of the Surviving Corporation are fully authorized in the name and on behalf of the Company or otherwise, to take any and all such action and to execute and deliver any and all such deeds and other instruments.

7.
Service of Process; Appointment of Agent. The Surviving Corporation hereby agrees that it may be sued in the State of Colorado for any prior obligation of the Company, any prior obligation of any constituent foreign corporation qualified under Section 7-115-105 of the CBCA, and any obligations hereafter incurred by the Surviving Corporation, so long as any liability remains outstanding against the Company in the State of Colorado, and it hereby irrevocably appoints the Secretary of State of Colorado as its agent to accept service of process in any action for the enforcement of any such obligation, including taxes.

IN WITNESS WHEREOF, the Company and CPSL - Delaware have executed this Agreement and Plan of Merger as of the day and year first above written.

CHINA PRECISION STEEL, INC. (A Colorado corporation)

By:

Title:

CHINA PRECISION STEEL, INC. (A Delaware corporation)

By:

Title:

Annex 2
Certificate of Incorporation for China Precision Steel, Inc., a Delaware corporation

Certificate of Incorporation
of
CHINA PRECISION STEEL, INC.

FIRST:	The name of the Corporation is China Precision Steel, Inc. (the Corporation”).

SECOND:
The address of the Corporation’s registered office in the State of Delaware is 2711 Centerville Road, Suite 400, in the City of Wilmington, County of New Castle 19808. The name of its registered agent at that address is Corporation Service Company.

THIRD:	The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware (the “Delaware Code”).

FOURTH:
The total number of shares of all classes of stock which the Corporation shall have authority to issue is 62,000,000 shares of common stock, par value $0.001 per share and 8,000,000 shares of preferred stock, par value $0.001 per share.

FIFTH:	The name and mailing address of the incorporator are Amy M. Ling, c/o Kirkpatrick & Lockhart Preston Gates Ellis LLP, One Lincoln Street, Boston, MA 02111-2950.

SIXTH:
(A) The Board shall have the power to adopt, amend and repeal the By-laws of the Corporation. The stockholders entitled to vote in the election of directors may adopt additional By-laws and may amend or repeal any By-law adopted by the Board.

(B) Subject to the rights of the holders of any class or series of capital stock having a preference over the Common Stock as to dividends and/or upon liquidation, the number of directors that shall constitute the entire Board shall not be less than three (3) nor more than nine (9), with the actual number of directors to be determined from time to time by the Board pursuant to duly adopted resolutions of the Board.

SEVENTH:
Meetings of stockholders shall be held at such place, in or outside the State of Delaware, as may be designated by or in the manner provided in the By-laws of the Corporation or, if not so designated, as determined by the Board. Elections of directors need not be by written ballot except as and to the extent required by the By-laws of the Corporation.

EIGHTH:
No director shall be personally liable to the Corporation or its stockholders for monetary damages for any breach of fiduciary duty as a director, except to the extent that such elimination or limitation of liability is not permitted under the Delaware Code as in effect at the time of breach of such fiduciary duty. Any amendment, modification or repeal of this article or of the Delaware Code shall not adversely affect any right or protection of a director of the Corporation with respect to any such breach of fiduciary duty occurring prior to the time of such amendment, modification or repeal.

NINTH:
(A) The Corporation shall indemnify and hold harmless, to the fullest extent permitted by the Delaware Code, each director and officer of the Corporation who was or is, or is threatened to be made, a party to or otherwise involved in any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (a “Proceeding”), by reason of the fact that such person is or was a director, officer, employee or agent of the corporation, or a trustee, custodian, administrator, committeeman or fiduciary of any employee benefit plan, or a person serving another corporation, partnership, joint venture, trust, other enterprise or nonprofit entity in any of the foregoing capacities at the request of the corporation (an “Authorized Representative”), against all expenses (including attorneys’ fees and disbursements), liabilities, judgments, fines (including excise taxes and penalties) and amounts paid in settlement actually and reasonably incurred by such person in connection with such Proceeding, whether the basis of such person’s involvement in the Proceeding is an alleged act or omission in such person’s capacity as an authorized representative or in another capacity while serving in such capacity, or both. The Corporation shall be required to indemnify an incumbent or former director or officer in connection with a Proceeding initiated by such person only if and to the extent that such Proceeding was authorized by the board or it is a civil suit by such person to enforce rights to indemnification or advancement of expenses.

(B) The Corporation shall promptly pay all expenses (including attorneys’ fees and disbursements) actually and reasonably incurred by a director or officer of the Corporation in defending or appearing (otherwise than as a plaintiff) in any Proceeding described in Paragraph (A) of this Article in advance of the final disposition of such Proceeding upon receipt of an undertaking by or on behalf of such person to repay all amounts so advanced if it shall ultimately be determined by a final, unappealable judicial decision that such person is not entitled to be indemnified for such expenses under this Article or otherwise.

(C) The Corporation shall have the power to indemnify, as determined by the Board in its discretion, any person who was or is, or is threatened to be made, a party to or otherwise involved in any Proceeding by reason of the fact that such person is or was an Authorized Representative, against all expenses (including attorneys’ fees and disbursements), judgments, fines (including excise taxes and penalties) and amounts paid in settlement actually and reasonably incurred by such person in connection with such Proceeding, whether the basis of such person’s involvement in the Proceeding is an alleged act or omission in such person’s capacity as an Authorized Representative or in another capacity while serving in such capacity or both. The Corporation may, as determined by the Board in its discretion from time to time, pay expenses actually and reasonably incurred by any such person by reason of such person’s involvement in such a Proceeding in advance of the final disposition of the Proceeding, to the fullest extent permitted by applicable law.

(D) The rights to indemnification and advancement of expenses provided by or granted pursuant to this Article shall be presumed to have been relied upon by Authorized Representatives of the Corporation in serving or continuing to serve the Corporation, shall continue as to a person who ceases to be an Authorized Representative, shall inure to the benefit of the heirs, executors and administrators of such person, and shall be enforceable as contact rights. Such rights shall not be deemed exclusive of any other rights to which a person seeking indemnification or advancement of expenses may be entitled under any statute, agreement, the Corporation’s By-laws, vote of stockholders or disinterested directors, or otherwise, both as to action in such person’s official capacity and as to action in another capacity while holding such office or position. The Corporation may enter into contracts to provide any Authorized Representative with specific rights to indemnification and advancement of expenses, which contacts may confer rights and protections to the maximum extent permitted by applicable law. The Corporation may purchase and maintain insurance, borrow money, create trust funds, pledge, mortgage or create security interests in the assets of the Corporation, obtain letters of credit or use other means from time to time to ensure payment of such amounts as may be necessary to perform the Corporation’s obligations under this Article or in any such contract, whether or not the Corporation would have the power to indemnify an Authorized Representative against such loss, liability and expenses. The Corporation may purchase such insurance from, or such insurance may be reinsured in whole or in part by, an insurer owned by or otherwise affiliated with the Corporation. The By-laws of the Corporation may contain additional provisions implementing and supplementing the provisions of this Article.

(E) Any amendment, modification or repeal of this Article shall not adversely affect any right or protection of an Authorized Representative of the Corporation with respect to any act or omission occurring prior to the time of such amendment, modification or repeal.

TENTH:
Any action permitted or required to be taken at any annual or special meeting of the stockholders may be taken without a meeting, without prior notice and without a vote, only if a consent or consents in writing, setting forth the action so taken, shall be signed by the holders of shares of the Common Stock having not less than the minimum number of votes that would be necessary to authorize or have such action at meeting at which all shares entitled to vote thereon were present and voted.

The undersigned incorporator makes this Certificate for the purpose of forming a corporation pursuant to the General Corporation Law of the. State of Delaware, and hereby declares and certifies that this is the act and deed of the undersigned and that the facts stated herein are true.

Date: September 13, 2007

/s/ Amy M. Ling
Amy M. Ling
Sole Incorporator

Annex 3
Bylaws for China Precision Steel, Inc., a Delaware corporation

BY-LAWS
OF
CHINA PRECISION STEEL, INC.
(A Delaware corporation)
Adopted on September 13, 2007

BY-LAWS
OF
CHINA PRECISION STEEL, INC.

ARTICLE I
MEETINGS OF STOCKHOLDERS

Section 1.1  Place of Meetings.Meetings of the stockholders of China Precision Steel, Inc. (the “Corporation”) shall be held at such place in or outside the State of Delaware as shall be designated by the board of directors of the Corporation (the “Board”) or the authorized person or persons calling the meeting.

Section 1.2  Annual Meetings. The annual meeting of the stockholders for the election of directors and the transaction of such other business as may properly come before the meeting shall be held after the close of the Corporation’s fiscal year on such date and at such time as shall be designated by the Board.

Section 1.3  Special Meetings. Special meetings may be called for any purpose and at any time by the Chairman of the Board (the “Chairman”), the President (if there be one) or by any three members of the Board. Business transacted at each special meeting shall be confined to the purposes stated in the notice of such meeting.

Section 1.4  Notice of Meetings. A written notice stating the place, date and hour of each meeting and the purpose or purposes for which the meeting is called shall be given by, or at the direction of, the Secretary or the person or persons authorized to call the meeting to each stockholder of record entitled to vote at such meeting not less than ten (10) days nor more than sixty (60) days before the date of the meeting, unless a different period of time is required by applicable law in a particular case.

Section 1.5  Record Date. In order to determine the stockholders entitled to notice of, and to vote at, any meeting of stockholders or any adjournment thereof, or to express consent to corporate action in writing without a meeting, the Board may fix, in advance, a record date that shall not be more than sixty (60) nor less than ten (10) days before the scheduled date of such meeting and nor more than sixty (60) days prior to any other action. If no record date is fixed: (x) the record date for determining stockholders entitled to notice of, and to vote at, a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held and (y) the record date for determining stockholders entitled to express consent to corporate action in writing without a meeting, when no prior action by the Board is necessary, shall be the day on which the first written consent is delivered to the Corporation. A determination of stockholders of record entitled to notice of, and to vote at, a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board may fix a new record date for the adjourned meeting.

Section 1.6  Action Without a Meeting. Unless otherwise provided in the Certificate of Incorporation, any action required to be taken at any annual or special meeting of stockholders, or any action that may be taken at any annual or special meeting of the stockholders, may be taken without a meeting, without prior notice and without a vote, in accordance with the provisions of the General Corporation Law of the State of Delaware (the “Delaware Code”), only if a consent or consents in writing, setting forth the action so taken, shall be signed by the holders of the Corporation’s outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted.

Section 1.7  Nomination of Directors.

(a)  General. Nominations for the election of directors may be made by the Board or a committee appointed by the Board or by any stockholder entitled to vote in the election of directors generally. However, any stockholder entitled to vote in the election of directors generally may nominate one or more persons for election as directors at a meeting only if written notice (a “Stockholder Nomination Notice”) of such stockholder’s intent to make such nomination or nominations has been delivered personally to, or been mailed to and received by the Secretary of the Corporation at, the principal executive offices of the Corporation, not later than the close of business on the 90th day nor earlier than the close of business on the 120th day prior to the first anniversary of the preceding year’s annual meeting; provided, however, that in the event that the date of the annual meeting is advanced more than 30 days prior to or delayed by more than 30 days after the anniversary of the preceding year’s annual meeting, notice by the stockholder must be so delivered not earlier than the close of business on the 120th day prior to such annual meeting and not later than the close of business on the later of the 90th day prior to such annual meeting or the 10th day following the day on which public announcement of the date of such meeting is first made. In no event shall the public announcement of an adjournment of an annual meeting commence a new time period for the giving of a stockholder’s notice as described above. The presiding officer of the meeting may refuse to acknowledge the nomination of any person not made in compliance with the procedure set forth in this Section 1.7(a).

(b)  Stockholder Nomination Notice. Each Stockholder Nomination Notice shall set forth: (i) the name and address of the stockholder who or that intends to make the nomination and of the person or persons to be nominated; (ii) the class(es) and number(s) of shares of stock held of record, owned beneficially and represented by proxy by such stockholder as of the record date for the meeting (if such date shall then have been made publicly available), the date of stockholder’s acquisition of an interest in such shares of such and of the date of the Stockholder Nomination Notice; (iii) a representation that the stockholder intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice, (iv) a description of all arrangements or understandings between such stockholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by such stockholder; (v) such other information regarding each nominee proposed by such stockholder as would be required to be included in a proxy statement filed pursuant to the proxy rules of the United States Securities and Exchange Commission; and (vi) the consent of each nominee to serve as a director of the Corporation if so elected.

Section 1.8  Quorum and Voting. The holders of a majority of the shares of capital stock issued and outstanding and entitled to vote thereat, present in person or represented by proxy, shall constitute a quorum at all meetings of the stockholders for the transaction of business, except as otherwise expressly provided by the Delaware Code, the Certificate of Incorporation or these By-laws. If, however, such majority shall not be present or represented at any meeting of the stockholders, the stockholders entitled to vote thereat, present in person or by proxy, shall have the power, by the vote of the holders of a majority of the capital stock thereon, to adjourn the meeting from time to time, without notice other than announcement at the meeting (except as otherwise provided by the Delaware Code) At such adjourned meeting at which the requisite amount of shares of voting stock shall be represented, any business may be transacted that might have been transacted at the meeting as originally scheduled. At all meetings of the stockholders, each stockholder having the right to vote shall be entitled to vote in person, or by proxy appointed by an instrument in writing subscribed by such stockholder and hearing a date not more than three years prior to said meeting, unless such instrument lawfully provides for a longer period. At each meeting of the stockholders, each stockholder shall have one vote for each share of capital stock having voting power, registered in his or her name on the books of the Corporation at the record date fixed or otherwise determined in accordance with these By-laws. Except as otherwise expressly provided by the Delaware Code, the Certificate of Incorporation or these By-laws, all matters coming before any meeting of the stockholders shall be decided by the vote of a majority of the number of shares of stock present in person or represented by proxy at such meeting and entitled to vote thereat; provided, however, that a quorum shall be present. The directors shall be elected by the stockholders at the annual meeting or any special meeting called for such purpose.

Section 1.9  Conduct of Meeting. The Board, or, if the Board shall not have made the appointment, the Chairman presiding at any meeting of stockholders, shall have the power to appoint two or more persons to act as inspectors or tellers, to receive, canvass and report the votes cast by the stockholders at such meeting; provided, that no candidate for the office of director shall be appointed as inspector or teller at any meeting for the election of directors. The Chairman or, in his or her absence, the President, a Vice President or such other person as designated by the Board (the “Meeting Chair”) shall preside at all meetings of the stockholders, and the Secretary, or in his or her absence, the person whom the Meeting Chair may appoint, shall act as Secretary of the meeting and keep the minutes thereof.

ARTICLE II
DIRECTORS

Section 2.1  Powers of Directors. The business and affairs of the Corporation shall be managed by or under the direction of the Board, which shall exercise all powers that may be exercised or performed by the Corporation and that are not, by the Delaware Code, the Certificate of Incorporation or these By-laws, directed to be exercised or performed by the stockholders.

Section 2.2  Number, Election and Term of Office. The number of directors that shall constitute the whole Board shall not be less than three (3) nor more than nine (9) directors. Subject to the foregoing, the actual number of directors shall be determined from time to time by resolution of the Board. Directors need not be stockholders of the Corporation. The directors shall be elected by the vote of a majority of the shares held by the stockholders (in person or represented by proxy) at the annual meeting or any special meeting called for such purpose. Each director shall hold office until his or her successor shall be duly elected and qualified or until his or her earlier resignation or removal. A director may resign at any time upon written notice to the Corporation.

Section 2.3  Vacancies. Vacancies and newly-created directorships resulting from any increase in the authorized number of directors may be filled by a majority vote of only those directors who were directors of the Corporation immediately prior to such vacancies or newly-created directorships, even though such directors may constitute less than a quorum, or by a sole remaining director. The occurrence of a vacancy that is not filled by action of the Board shall constitute a determination by the Board that the number of directors is reduced so as to eliminate such vacancy, unless the Board shall otherwise specify. When one or more directors shall resign from the Board, effective at a future date, a majority of the directors then in office, including those who have so resigned, shall have the power to fill such vacancy or vacancies, the vote thereon to take effect when such resignation or resignations shall become effective. Any director so chosen to fill a vacancy or a newly-created directorship shall hold office until the next election of the class for which such director shall have been chosen and until his/her successor shall be elected and qualified.

Section 2.4  Meetings of Directors. Regular meetings of the Board shall be held immediately following the annual meeting of stockholders for the purposes of appointing officers and at such time and place as the Board shall from time to time by resolution appoint, and no notice shall be required to be given of any such regular meeting. A special meeting of the Board may be called for any purpose by the Chairman or by any three directors by giving two (2) days’ notice to each director by overnight courier, electronic mail, telegram, telefacsimile, telephone or other oral message, or by giving three (3) days’ notice if given by depositing the notice in the United States mail, postage pre-paid. Such notice shall specify the time and place of the meeting, which may be by means of conference, telephone or any other means of communication by which all persons participating in the meeting are able to hear each other.

Section 2.5  Conduct of Meetings; Quorum; Voting. At meetings of the Board, the Chairman or, in his or her absence, the President or a designated Vice President, shall preside. Except as otherwise provided by these By-laws, a majority of the total number of directors determined by resolution of the Board shall constitute a quorum for the transaction of business, and the vote of a majority of the directors present at any meeting at which a quorum is present shall be the act of the Board. Any business may be transacted at any meeting at which every director shall be present, even though the directors may not have had any advance notice of such meeting.

Section 2.6  Action Without Meeting. Any action required or permitted to be taken at any meeting of the Board, or of any committee thereof, may be taken without a meeting if all members of the Board or committee, as the case may be, consent thereto in writing, and the writing or writings are filed with the minutes of proceedings of the Board or committee.

Section 2.7  Telephone Participation in Meetings. Members of the Board, or any committee thereof, may participate in a meeting of the Board or such committee by means of conference, telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and participation in a meeting pursuant to this Section shall constitute presence in person at such meeting.

Section 2.8  Committees of Directors. By resolutions adopted by a majority of the entire Board, the Board may designate an Executive Committee and one or more other committees, each such committee to consist of one or more directors of the Corporation (other than the Audit Committee, which shall consist of at least three independent directors, and the Nominations and Governance Committee and the Compensation Committee, each of which shall consist entirely of independent directors, as such term is defined in the NASDAQ Rules). Notwithstanding the foregoing, the Executive Committee shall have no more than three directors and such directors may exercise all the powers and authority of the entire Board in the management of the business and day-to-day affairs of the Corporation without the necessity of a meeting or approval of the entire Board (except as otherwise expressly limited by applicable law). Each such committee shall have such powers and authority of the Board as may be provided from time to time in resolutions adopted by a majority of the entire Board. The requirements with respect to the manner in which the Executive Committee and each such other committee shall hold meetings and take actions shall be set forth in the resolutions of the Board designating the Executive Committee or such other committee.

Section 2.9  Removal. A director may be removed by the holders of a majority of the shares of capital stock entitled to vote for the election of directors with “cause” only, as such term is generally used and defined under the Delaware Code. Directors may not be removed, with or without “cause,” by action of the Board.

Section 2.10  Compensation. The directors shall receive such compensation for their services as may be authorized by resolution of the Board and shall be reimbursed by the Corporation for ordinary and reasonable expenses incurred in the performance of their duties as such. Subject to applicable law, nothing contained herein shall be construed to preclude any director from serving the Corporation in any other capacity and receiving compensation therefor.

Section 2.11  Manifestation of Dissent. A director of the Company who is present at a meeting of the Board or committee thereof at which action on any corporate matter is taken shall be presumed to have assented to the action taken unless his of her dissent shall be entered in the minutes of the meeting or unless he shall file his or her written dissent to such action.

ARTICLE III
OFFICERS

Section 3.1  Enumeration. The officers of the Corporation that the Board shall seek to appoint at its regular meeting following each annual stockholders’ meeting may consist of a president, such number of vice presidents (if any) as the Board shall from time to time appoint, a secretary, a treasurer, and such other officers (if any) as the Board shall from time to time appoint. The Board may at any time elect one of its members as Chairman of the Board, who shall preside at meetings of the Board and of the stockholders and shall have such powers and perform such duties as shall from time to time be prescribed by the Board. Any two or more offices may be held by the same person.

Section 3.2  President. The President shall be the chief executive officer of the Corporation. Subject only to the authority of the Board, he or she shall have general charge and supervision over, and responsibility for, the business and affairs of the Corporation. Unless otherwise directed by the Board, all other officers shall be subject to the authority and supervision of the President. The President may enter into and execute in the name of the Corporation contracts or other instruments in the regular course of business or contracts or other instruments not in the regular course of business that are authorized, either generally or specifically, by the Board. The President shall also have such other powers and perform such other duties as are incident to the office of the president of a corporation or as shall from time to time be prescribed by the Board. In the event that there is no President, the Board may allocate the duties and powers set forth in this Section 3.2 among such other officers as the Board in its discretion shall determine.

Section 3.3  Vice President(s). The Vice President or, if there shall be more than one, the Vice Presidents, in the order of their seniority unless otherwise specified by the Board, shall have such powers and perform such duties as shall from time to time be prescribed by the Board and/or the President or by such other person or persons as may be designated by the Board.

Section 3.4  Secretary. The Secretary shall record the proceedings of the meetings of the stockholders and the Board in a book to be kept for that purpose, and shall give notice as required by applicable law or these By-laws of all such meetings. The Secretary shall have custody of the seal of the Corporation and custody of all books, records and papers of the Corporation, except such as shall be in the charge of the Treasurer or of some other person authorized or directed to have custody and possession thereof by resolution of the Board. The Secretary may, together with the President or such other person as may be designated by the Board, execute on behalf of the Corporation any contract that has been approved by the Board. The Secretary shall also have such other powers and perform such other duties as are incident to the office of the secretary of a corporation or as shall from time to time be prescribed by the Board or the President or by such other person or persons as may be designated by the Board.

Section 3.5  Treasurer. The Treasurer shall keep, or cause to be kept, full and accurate accounts of the receipts and disbursements of the Corporation in books belonging to the Corporation, shall have custody of the funds of the Corporation and shall deposit all moneys and other valuable effects of the Corporation in the name and to the credit of the Corporation in such depositories as may be designated by the Board, and shall also have such other powers and perform such other duties as are incident to the office of the treasurer of a corporation or as shall from time to time be prescribed by the Board or the President or by such other person or persons as may be designated by the Board.

Section 3.6  Other Officers and Assistant Officers. The powers and duties of each other officer or assistant officer who may from time to time be chosen by the Board shall be as specified by, or pursuant to authority delegated by, the Board at the time of the appointment of such other officer or assistant officer or from time to time thereafter. In addition, each officer designated as an assistant officer shall assist in the performance of the duties of the officer to which he or she is assistant, and shall have the powers and perform the duties of such officer during the absence or inability to act of such officer.

Section 3.7  Term and Compensation. Officers shall be appointed by the Board from time to time, to serve at the pleasure of the Board and subject to any employment or similar agreements. Each officer shall hold office until his or her successor is duly appointed and qualified, or until his or her earlier death, resignation or removal. The compensation of all officers shall be fixed by, or pursuant to authority delegated by, the Board from time to time.

Section 3.8  Vacancies. In case any office shall become vacant, the Board may fill such vacancy. In case of the absence or disability of any officer, the Board may delegate the powers or duties of any officer to another officer or a director for such time to be determined by the Board.

Section 3.9  Exercise of Rights as Stockholder. Unless otherwise ordered by the Board, the President or a Vice President thereunto duly authorized by the President or the Board, shall have full power and authority on behalf of the Corporation to attend and to vote at any meeting of stockholders of any corporation in which this Corporation may hold stock, and may exercise on behalf of this Corporation any and all of the rights and powers incident to the ownership of such stock at any such meeting, and shall have power and authority to execute and deliver proxies and consents on behalf of this Corporation in connection with the exercise by this Corporation of the rights and powers incident to the ownership of such stock. The Board, from time to time, may confer like powers upon any other person or persons.

ARTICLE IV
WAIVERS OF NOTICE

Section 4.1  Waivers of Notice. Any notice required to be sent by these By-laws, the Certificate of Incorporation or the Delaware Code may be waived in writing by any person entitled to notice. The waiver or waivers may be executed either before or after the event with respect to which notice is waived. Each director or stockholder attending a meeting without protesting the lack of proper notice, prior to its conclusion, shall be deemed conclusively to have waived notice of the meeting.

ARTICLE V
INDEMNIFICATION OF DIRECTORS, OFFICERS AND OTHERS
Section 5.1  Mandatory Indemnification. The Corporation shall indemnify and hold harmless, to the fullest extent now or hereafter permitted by applicable law, each director or officer of the Corporation who was or is, or is threatened to be made, a party to or otherwise involved in any Proceeding (hereinafter defined) by reason of the fact that such person is or was an Authorized Representative (hereinafter defined), against all expenses (including attorneys’ fees and disbursements), liabilities, judgments, fines (including excise taxes and penalties) and amounts paid in settlement actually and reasonably incurred by such person in connection with such Proceeding, whether the basis of such person’s involvement in the Proceeding is an alleged act or omission in such person’s capacity as an Authorized Representative or in another capacity while serving in such capacity, or both. The Corporation shall be required to indemnify an incumbent or former director or officer in connection with a Proceeding initiated by such person only if and to the extent that such Proceeding was authorized by the Board or it is a civil suit by such person to enforce rights to indemnification or advancement of expenses.

Section 5.2  Advancement of Expenses. The Corporation shall promptly pay all expenses (including attorneys’ fees and disbursements) actually and reasonably incurred by an incumbent or former director or officer of the Corporation in defending or appearing (otherwise than as a plaintiff) in any Proceeding described in Section 5.1 hereof in advance of the final disposition of such Proceeding upon receipt of an undertaking by or on behalf of such person to repay all amounts so advanced if it shall ultimately be determined by a final, unappealable judicial decision that such person is not entitled to be indemnified for such expenses under this Article or otherwise.

Section 5.3  Permissive Indemnification and Advancement of Expenses. The Corporation may, as determined by the Board in its discretion, from time to time indemnify any person who was or is, or is threatened to be made, a party to or otherwise involved in any Proceeding by reason of the fact that such person is or was an Authorized Representative, against all expenses (including attorneys’ fees and disbursements), judgments, fines (including excise taxes and penalties) and amounts paid in settlement actually and reasonably incurred by such person in connection with such Proceeding, whether the basis of such person’s involvement in the Proceeding is an alleged act or omission in such person’s capacity as an Authorized Representative or in another capacity while serving in such capacity or both. The Corporation may, as determined by the Board in its discretion from time to time, pay expenses actually and reasonably incurred by any such person by reason of such person’s involvement in such a Proceeding in advance of the final disposition of the Proceeding.

Section 5.4  Basis of Rights, Other Rights. The rights to indemnification and advancement of expenses provided by or granted pursuant to this Article shall be presumed to have been relied upon by Authorized Representatives in serving or continuing to serve the Corporation, shall continue as to a person who ceases to be an Authorized Representative, shall inure to the benefit of the heirs, executors and administrators of such person, and shall be enforceable as contract rights. Such rights shall not be deemed exclusive of any other rights to which a person seeking indemnification or advancement of expenses may be entitled under the Delaware Code, agreement, vote of stockholders or disinterested directors, or otherwise, both as to action in such person’s official capacity and as to action in another capacity while holding such office or position. Any amendment, modification or repeal of this Article shall not adversely affect any right or protection of an Authorized Representative with respect to any act or omission occurring prior to the time of such amendment, modification or repeal.

Section 5.5  Insurance. The Corporation may purchase and maintain insurance on behalf of each incumbent or former director and officer against any liability asserted against or incurred by such person in any capacity, or arising out of such person’s status as an Authorized Representative, whether or not the Corporation would have the power to indemnify such person against such liability under the provisions of this Article. The Corporation shall not be required to maintain such insurance if it is not available on terms satisfactory to the Board or if, in the business judgment of the Board, either (i) the premium cost for such insurance is substantially disproportionate to the amount of coverage or (ii) the coverage provided by such insurance is so limited by exclusions and/or limitations that there is insufficient benefit from such insurance. The Corporation may purchase and maintain insurance on behalf of any person referred to in Section 5.3 hereof against any liability asserted against or incurred by such person in any capacity, or arising out of such person’s status as an Authorized Representative, whether or not the Corporation would have the power to indemnify such person against such liability under the provisions of this Article. The Corporation may purchase such insurance from, or such insurance may be reinsured in whole or in part by, an insurer owned by or otherwise affiliated with the Corporation.

Section 5.6  Powers of the Board. The Corporation may enter into contracts to provide any Authorized Representatives with specific rights to indemnification and advancement of expenses, which contracts may confer rights and protections to the maximum extent permitted by applicable law. The Board, without approval of the stockholders, shall have the power to borrow money on behalf of the Corporation, including the power to create trust funds, pledge, mortgage or create security interests in the assets of the Corporation, obtain letters of credit or use other means, from time to time, to ensure payment of such amounts as may be necessary to perform the Corporation’s obligations under this Article or any such contract.

Section 5.7  Definitions. For the purposes of this Article:

(a)  Proceeding. “Proceeding” means a threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative.

(b)  Corporation. References to “the Corporation” include, in addition to the resulting or surviving corporation, any constituent corporation (including any constituent of a constituent) absorbed in a consolidation or merger, which, if its separate existence had continued, would have had power and authority to indemnify its Authorized Representatives, so that any person who is or was an Authorized Representative of such constituent corporation shall stand in the same position under this Article with respect to the resulting or surviving corporation as such person would have with respect to such constituent corporation if its separate existence had continued.

(c)  Authorized Representative. “Authorized Representative” means a director, officer, employee or agent of the Corporation, or a trustee, custodian, administrator, committeeman or fiduciary of any employee benefit plan, or a person serving another corporation, partnership, joint venture, trust, other enterprise or non-profit entity in any of the foregoing capacities at the request of the Corporation.

ARTICLE VI
CAPITAL STOCK

Section 6.1  Issuance of Stock. Shares of capital stock of any class now or hereafter authorized, securities convertible into or exchangeable for such stock, or options or other rights to purchase such stock or securities may be issued or granted in accordance with authority granted by resolution of the Board

Section 6.2  Stock Certificates. The Board shall adopt a form of stock certificate for shares of the capital stock of the Corporation, which shall be signed by the President or a Vice President and by the Treasurer or Assistant Treasurer or the Secretary or Assistant Secretary and may be sealed with the seal of the Corporation. All such certificates shall be numbered consecutively, and the name of the person owning the shares represented thereby, with the number of such shares and the date of issue, shall be entered on the books of the Corporation. If certificates are signed by a transfer agent, acting on behalf of the Corporation or registrar, the signatures of the officers of the Corporation may be by facsimile.

Section 6.3  Transfer of Stock. Shares of capital stock of the Corporation shall be transferred only on the books of the Corporation, by the holder of record in person or by the holder’s duly authorized representative, upon surrender to the Corporation of the certificate for such shares duly endorsed for transfer, together with such other documents (if any) as may be required to effect such transfer.

Section 6.4  Lost, Stolen, Destroyed, or Mutilated Certificates. New stock certificates may be issued to replace certificates alleged to have been lost, stolen, destroyed or mutilated, upon such terms and conditions, including proof of loss or destruction, and the giving of a satisfactory bond or other form of indemnity, as the Board from time to time may determine.

Section 6.5  Regulations. The Board shall have the power and authority to make all such rules and regulations not inconsistent with these By-laws as it may deem expedient concerning the issue, transfer and registration of shares of capital stock of the Corporation.

Section 6.6  Holders of Record. The Corporation shall be entitled to treat the holder of record of any share or shares of capital stock of the Corporation as the holder and owner in fact thereof for all purposes and shall not be bound to recognize any equitable or other claim to, or right, title or interest in, such share or shares on the part of any other person, whether or not the Corporation shall have express or other notice thereof, except as otherwise provided by applicable law.

Section 6.7  Restriction on Transfer. A restriction on the hypothecation, transfer or registration of the shares of the Corporation may be imposed either by these By-laws or by an agreement among any number of stockholders or such holders and the Corporation. No restriction so imposed shall be binding with respect to those securities issued prior to the adoption of the restriction unless the holders of such securities are parties to an agreement or voted in favor of the restriction.

Section 6.8  Transfer Agent and Registrars

. The Board shall have the power to appoint one or more transfer agents and registrars for the transfer and registration of certificates of stock of any class, and may require that stock certificates be countersigned and registered by one or more of such transfer agents and registrars.

Section 6.9  Closing of Books. The Board shall have the power to close the stock transfer books of the Corporation for a period not exceeding sixty (60) days preceding the date of any meeting of stockholders or the date for payment of any dividend or the date for allotment of rights or the date when any change or conversion or exchange of capital stock shall go into effect; provided, that, in lieu of closing the stock transfer books, the Board may fix in advance a date, not exceeding sixty (60) days preceding the date of any meeting of stockholders, or the date for payment of any dividend of the date for allotment of rights, or the date when any change or conversion or exchange of capital stock shall go into effect, as a record date for the determination of stockholders entitled to notice of, and to vote at, any such meeting, or entitled to receive payment of any such dividends, or any such allotment of rights, or to exercise the rights in respect of any such change, conversion or exchange of capital stock, and in such case only stockholders of record on the date so fixed shall be entitled to such notice of, and to vote at, such meeting, or to receive payment of such dividend, or allotment of rights, or exercise such rights, as the case may be, and notwithstanding any transfer of any stock on the books of the Corporation after any such record date fixed as herein provided.

ARTICLE VII
GENERAL PROVISIONS

Section 7.1  Corporate Seal. The Corporation may adopt a seal in such form as the Board shall from time to time determine.

Section 7.2  Fiscal Year. The fiscal year of the Corporation shall be as designated by the Board from time to time.

Section 7.3  Authorization. All checks, notes, vouchers, warrants, drafts, acceptances and other orders for the payment of moneys of the Corporation shall be signed by such officer or officers or such other person or persons as the Board may from time to time designate.

Section 7.4  Financial Reports. Subject to applicable law, financial statements or reports shall not be required to be sent to the stockholders of the Corporation, but may be so sent in the discretion of the Board, in which event the scope of such statements or reports shall be within the discretion of the Board, and such statements or reports shall not be required to have been examined by or to be accompanied by an opinion of an accountant or firm of accountants.

Section 7.5  Effect of By-laws. No provision in these By-laws shall vest any property right in any stockholder.

ARTICLE VIII
QUALIFICATIONS OF DIRECTORS AND OFFICERS

Section 8.1  Definitions. For purposes of this Article VIII, the following terms shall have the following meanings:

(a)  “Affiliate,” “Associate” and “control” shall have the respective meanings ascribed to such terms in Rule 12b-2 of the General Rules and Regulations under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

(b)  “Principal Party” shall mean any person or entity that, pursuant to an agreement, understanding or otherwise, is represented by another person.

(c)  “Regulatory Approvals” shall mean any governmental or regulatory approvals, agreements, permits, licenses or registrations of the Corporation or any of its subsidiaries necessary to the conduct of its business.

Section 8.2  Qualifications. No person shall serve as a director or officer of the Corporation or shall be elected or appointed to serve in any such capacity if, in the good faith judgment of the Board (by majority vote), there is a reasonable likelihood that service by such person as a director or officer (whether based on the qualifications of such person or on the qualifications of any Affiliate, Associate or Principal Party of such person) will result in (i) the loss of any existing Regulatory Approvals, (ii) the inability of the Corporation or any subsidiary to renew any Regulatory Approvals or (iii) the inability of the Corporation or any subsidiary to obtain new Regulatory Approvals.

Section 8.3  Determinations of the Board of Directors. Any determination by the Board with respect to the qualifications of any persons to serve as a director or officer of the Corporation pursuant to this Article VIII, whether based on the qualifications of such person or the qualifications of any Affiliate, Associate or Principal Party of such Person, shall, among other things, take into account the involvement of any of such persons in legal actions or proceedings or governmental investigations. Persons, or their Affiliates, Associates or Principal Parties, covered by Section 8.2 herein shall include, but shall not be limited to, any (i) directors, officers or employees of the Corporation or its subsidiaries whose actions the Board has determined in good faith were detrimental to the maintenance, renewal or acquisition of the Regulatory Approvals, whether they resigned or were dismissed for cause, (ii) persons or entities who were convicted in criminal proceedings or are named defendants of pending criminal proceedings (excluding minor offenses) regulated by any federal, state or local governmental agency or (iii) persons or entities who are subject to any order, judgment, decree or debarment, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction or governmental or regulatory authority, permanently or temporarily enjoining them from, or otherwise limiting such person or entity from engaging in, any type of business practice relating to any other business regulated by any federal, state or local governmental agency.

ARTICLE IX
AMENDMENTS TO AND EFFECT OF BY-LAWS

Section 9.1  Force and Effect of By-laws. These By-laws are subject to the provisions of the Delaware Code and the Corporation’s Certificate of Incorporation, as it may be amended from time to time. If any provision in these By-laws is inconsistent with a provision in the Delaware Code or the Certificate of Incorporation, the provision of the Delaware Code or the Certificate of Incorporation shall govern.

Section 9.2  Amendments to By-laws. These By-laws may be amended or repealed and new By-laws may be adopted by the stockholders and/or the Board. Any By-laws adopted, amended or repealed by the Board may be amended or repealed by the stockholders.